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                                                                   Exhibit 10.51

                         POOLING AND SERVICING AGREEMENT

                                      AMONG

                          ALLIANCE LAUNDRY SYSTEMS LLC

                             SERVICER AND ORIGINATOR

                   ALLIANCE LAUNDRY EQUIPMENT RECEIVABLES LLC

                                     SELLER

                                       AND

               ALLIANCE LAUNDRY EQUIPMENT RECEIVABLES TRUST 2000-A

                                     ISSUER

                          DATED AS OF NOVEMBER 28, 2000
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                                TABLE OF CONTENTS

ARTICLE I
      CERTAIN DEFINITIONS                                                      1
            SECTION 1.01.     Definitions                                      1

ARTICLE II
      CONVEYANCE OF LOANS; ORIGINAL ISSUANCE OF CERTIFICATES                   1
            SECTION 2.01.     Conveyance of Initial Loans.                     1
            SECTION 2.02.     Conveyance of Replacement Loans.                 3
            SECTION 2.03.     Custody of Loan Files                            4
            SECTION 2.04.     Acceptance and Acknowledgment by Issuer          7
            SECTION 2.05.     Representations and Warranties as to the Loans   8
            SECTION 2.06.     Repurchase of Loans Upon Breach of Warranty      8
            SECTION 2.07.     Substitution of Loans                            8

ARTICLE III
      ADMINISTRATION AND SERVICING OF LOANS                                   10
            SECTION 3.01.     Duties of the Servicer                          10
            SECTION 3.02.     Collection of Loan Payments                     11
            SECTION 3.03.     Prepayments                                     12
            SECTION 3.04.     Realization Upon Defaulted Loans                12
            SECTION 3.05.     Maintenance of Insurance Policies               13
            SECTION 3.06.     Maintenance of Security Interests in Collateral 13
            SECTION 3.07.     Covenants of the Servicer                       14
            SECTION 3.08.     Purchase of Loans Upon Breach of Covenant       17
            SECTION 3.09.     Total and Supplemental Servicing Fees;
                              Payment of Certain Expenses by Servicer         18
            SECTION 3.10.     Servicer's Certificate                          18
            SECTION 3.11.     Application of Collections                      18
            SECTION 3.12.     Lockbox Account                                 19
            SECTION 3.13.     Power of Attorney                               19
            SECTION 3.14.     Back-up Servicer                                20

ARTICLE IV
      SERVICER'S COVENANTS; DISTRIBUTIONS; RESERVE ACCOUNT;
      STATEMENTS TO BENEFICIARIES AND THE CERTIFICATEHOLDERS                  20
            SECTION 4.01.     Annual Statement as to Compliance: Notice of
                              Servicer Default                                20
            SECTION 4.02.     Annual Independent Accountants' Report          21
            SECTION 4.03.     Access to Certain Documentation and Information
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                              Regarding Loans                                 22
            SECTION 4.04.     Amendments to Loans and to Schedule of Loans    22
            SECTION 4.05.     Assignment of Administrative Loans and
                              Warranty Loans                                  23
            SECTION 4.06.     Distributions                                   23
            SECTION 4.07.     Reserve Account                                 23
            SECTION 4.08.     Net Deposits                                    24
            SECTION 4.09.     Statements to Beneficiaries and the
                              Certificateholders                              24
            SECTION 4.10.     Information Provided to Rating Agencies         26

ARTICLE V
      ACCOUNTS; COLLECTIONS, DEPOSITS AND INVESTMENTS; ADVANCES               27
            SECTION 5.01.     Establishment of Accounts                       27
            SECTION 5.02.     [Reserved.]                                     30
            SECTION 5.03.     [Reserved.]                                     30
            SECTION 5.04.     Collections                                     30
            SECTION 5.05.     Investment Earnings and Supplemental
                              Servicing Fees                                  31
            SECTION 5.06.     Monthly Advances                                31
            SECTION 5.07.     Additional Deposits                             31
            SECTION 5.08.     Ambac Policy Proceeds                           32

ARTICLE VI
      THE SELLER; REPRESENTATIONS AND WARRANTIES
      OF THE SELLER AND THE SERVICER                                          32
            SECTION 6.01.     Representations and Warranties of the
                              Seller and the Servicer                         32
            SECTION 6.02.     Liability of Seller                             35
            SECTION 6.03.     Merger or Consolidation of, or Assumption of
                              the Obligations of, Seller; Amendment of
                              Limited Liability Company Agreement             35
            SECTION 6.04.     Limitation on Liability of Seller and Others    35
            SECTION 6.05.     Seller May Own Securities                       35
            SECTION 6.06.     Rule 144A                                       35

ARTICLE VII
      LIABILITIES OF SERVICER AND OTHERS                                      36
            SECTION 7.01.     Liability of Servicer; Indemnities              36
            SECTION 7.02.     Merger or Consolidation of, or Assumption of
                              the Obligations of, the Servicer                37
            SECTION 7.03.     Limitation on Liability of Servicer and Others  38
            SECTION 7.04.     Delegation of Duties                            39
            SECTION 7.05.     Servicer Not to Resign                          39


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ARTICLE VIII
      DEFAULT                                                                 39
            SECTION 8.01.     Servicer Defaults                               39
            SECTION 8.02.     Consequences of a Servicer Default              41
            SECTION 8.03.     Indenture Trustee to Act; Appointment of
                              Successor                                       42
            SECTION 8.04.     Notification to the Beneficiaries and the
                              Certificateholders                              43
            SECTION 8.05.     Waiver of Past Defaults                         43
            SECTION 8.06.     Effects of Termination or Resignation of
                              Servicer                                        43

ARTICLE IX
      TERMINATION; REDEMPTION                                                 44
            SECTION 9.01.     Optional Purchase of All Loans                  44
            SECTION 9.02.     Termination of the Agreement                    44

ARTICLE X
      MISCELLANEOUS PROVISIONS                                                44
            SECTION 10.01.    Amendment                                       44
            SECTION 10.02.    Protection of Title to Owner Trust Estate       46
            SECTION 10.03.    Notices                                         47
            SECTION 10.04.    Governing Law                                   47
            SECTION 10.05.    Severability of Provisions                      47
            SECTION 10.06.    Assignment                                      47
            SECTION 10.07.    Third-Party Beneficiaries                       48
            SECTION 10.08.    Separate Counterparts                           48
            SECTION 10.09.    Headings and Cross-References                   48
            SECTION 10.10.    Assignment to Indenture Trustee                 48
            SECTION 10.11.    No Petition Covenants                           48
            SECTION 10.12.    Limitation of Liability of the Trustees         48
            SECTION 10.13.    Survival of Agreement                           49


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      EXHIBITS

EXHIBIT A-1 Form of Initial PSA Assignment

EXHIBIT A-2 Form of Replacement Assignment

EXHIBIT A-3 Form of Substitution Assignment

EXHIBIT B   Locations of Schedule of Receivables

EXHIBIT C   Back-Up Servicer Requirements

EXHIBIT D   Forms of Loan

APPENDIX A  Defined Terms and Rules of Construction

APPENDIX B  Notice Addresses and Procedures


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            THIS POOLING AND SERVICING AGREEMENT is made as of November 28, 2000 by and among Alliance Laundry Systems LLC, a Delaware limited liability company ("ALS" and, in its capacity as Originator and Servicer hereunder, the "Originator" and the "Servicer," respectively), Alliance Laundry Equipment Receivables LLC, a Delaware limited liability company ("ALER" and, in its capacity as the Seller hereunder, the "Seller"), and Alliance Laundry Equipment Receivables Trust 2000-A, a Delaware business trust (the "Issuer").

            WHEREAS, ALS has sold certain Loans to the Seller on the date hereof pursuant to the Purchase Agreement.

            WHEREAS, the Seller desires to sell those Loans to the Issuer in exchange for the Securities and the Servicer desires to perform the servicing obligations set forth herein for and in consideration of the fees and other benefits set forth in this Agreement.

            WHEREAS, the Seller and the Issuer wish to set forth the terms pursuant to which those Loans are to be sold by the Seller to the Issuer and the Loans will be serviced by the Servicer.

            NOW, THEREFORE, in consideration of the foregoing, the other good and valuable consideration and the mutual terms and covenants contained herein, the parties hereto agree as follows:

                                    ARTICLE I
                              CERTAIN DEFINITIONS

      SECTION 1.01. Definitions. Certain capitalized terms used in the above recitals and in this Agreement are defined in and shall have the respective meanings assigned them in Part I of Appendix A to this Agreement. All references herein to "the Agreement" or "this Agreement" are to this Pooling and Servicing Agreement as it may be amended, supplemented or modified from time to time, the exhibits hereto and the capitalized terms used herein which are defined in such Appendix A, and all references herein to Articles, Sections and subsections are to Articles, Sections or subsections of this Agreement unless otherwise specified. The rules of construction set forth in Part II of such Appendix A shall be applicable to this Agreement.

                                   ARTICLE II
             CONVEYANCE OF LOANS; ORIGINAL ISSUANCE OF CERTIFICATES

      SECTION 2.01 Conveyance of Initial Loans. In consideration of the Issuer's delivery of the Securities to, or upon the order of, the Seller, the Seller does hereby enter into this Agreement and agree to fulfill all of its obligations hereunder and to sell, transfer, assign and otherwise convey to the Issuer, without recourse (except as otherwise set forth in this Agreement), pursuant to an assignment in the form attached hereto as Exhibit A-1 (the "Initial PSA Assignment"), all right, title and interest of the Seller in, to and under:

(a) the Loans, including without limitation all documents and instruments evidencing or governing the Loans and all Loan Files relating thereto, identified in the schedule to the Initial


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      PSA Assignment (the "Initial Loans") and all monies paid or payable thereon (including Liquidation Proceeds) on or after or due and payable, but in each case not paid, as of the Initial Cutoff Date;

(b) the Equipment, including, without limitation, all security interests therein, granted by Obligors pursuant to the Initial Loans and any other collateral securing the Initial Loans;

(c) any Insurance Policies and proceeds thereof, and rights and benefits thereunder, with respect to such Equipment and any other collateral securing the Initial Loans;

(d) with respect to the Initial Loans, any Guaranties and proceeds thereof, and all rights and benefits thereunder;

(e) the Lockbox and Lockbox Account, all funds on deposit from time to time in the Lockbox or in the Lockbox Account with respect to the Initial Loans and all proceeds thereof;

(f) the Purchase Agreement, the Initial PA Assignment pursuant to Section 2.01(a) of the Purchase Agreement with respect to the Initial Loans, and the other Basic Documents (other than the Trust Agreement, the Trust Certificate, the Certificates and the documents and certificates executed in connection with the foregoing), including the right of the Seller to cause ALS to perform its obligations thereunder (including the obligation to repurchase such Loans under certain circumstances); and

(g)   any proceeds of the property described in clauses (a) through (f) above.

      It is the intention of the Seller that the transfer and assignment contemplated by this Section 2.01 shall constitute a sale of the Initial Loans from the Seller to the Issuer and the beneficial interest in and title to the assets conveyed pursuant to this Section 2.01 shall not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. The foregoing sale does not constitute and is not intended to result in any assumption by the Issuer of any obligation of ALS or the Seller to the Obligors, insurers or any other Person in connection with the Initial Loans, any Insurance Policies or any agreement or instrument relating to any of them. On the Closing Date, the Seller shall cause to be deposited into the Collection Account all Collections (from whatever source) on or with respect to the assets conveyed pursuant to this Section 2.01 received by the Seller pursuant to Section 5.07 of the Purchase Agreement. The Seller, the initial Servicer and the Issuer intend to treat such transfer and assignment as a sale for accounting and tax purposes. Notwithstanding the foregoing, in the event a court of competent jurisdiction determines that such transfer and assignment did not constitute such a sale or that such beneficial interest is a part of the Seller's estate, then (i) the Seller shall be deemed to have granted to the Issuer a first priority perfected security interest in all of the Seller's right title and interest in, to and under the Initial Loans and other assets referred to in clauses (a) through (g) above, and the Seller hereby grants such security interest to the Issuer and (ii) the Initial Loans and other assets referred to in clauses (a) through (g) above shall be deemed to include all rights, powers and options (but none of the obligations, if any) of the Seller under any agreement or instrument included in the assets referred to in clauses (a) through (g) above, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of such


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Loans and all other monies payable under such Loans, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Seller or otherwise and generally to do and receive anything that the Seller is or may be entitled to do or receive under or with respect to the assets conveyed pursuant to this
Section 2.01. For purposes of such grant, this Agreement shall constitute a security agreement under the UCC.

      SECTION 2.02 Conveyance of Replacement Loans. Provided no Early Payout Event or an Event of Default has occurred and is continuing, on or prior to the tenth day of the month (each a "Replacement Date"), the Seller shall, if and to the extent it has Eligible Loans, sell, transfer, assign and otherwise convey to the Issuer, without recourse (except as otherwise set forth in this Agreement), and the Issuer shall in such event acquire from the Seller, Replacement Loans in an amount up to but not in excess of the aggregate amount of Full Prepayments with respect to Loans during the prior Monthly Period pursuant to an assignment in the form attached hereto as Exhibit A-2 (each, a "Replacement Assignment"), all right, title and interest of the Seller in, to and under:

(a) the Loans, including all documents and instruments evidencing or governing the Loans and all Loan Files relating thereto, identified in the schedule to the Replacement Assignment (the "Replacement Loans") and all monies paid or payable thereon (including Liquidation Proceeds) on or after or due and payable, but in each case not paid, as of the Replacement Cutoff Date;

(b) the Equipment, including, without limitation, all security interests therein, granted by Obligors pursuant to such Replacement Loans and any other collateral securing such Replacement Loans;

(c) any Insurance Policies, and proceeds thereof, and rights and benefits thereunder, with respect to such Equipment and any other collateral securing such Replacement Loans;

(d) with respect to such Replacement Loans, any Guaranties, and proceeds thereof, and all rights and benefits thereunder;

(e) all funds on deposit from time to time in the Lockbox or in the Lockbox Account with respect to such Replacement Loans and all proceeds thereof;

(f) the Subsequent PA Assignment pursuant to Section 2.01(b) of the Purchase Agreement with respect to such Loans, and the other Basic Documents (other than the Trust Agreement, the Trust Certificate, the Certificates and the documents and certificates executed in connection with the foregoing), including the right of the Seller to cause ALS to perform its obligations thereunder (including the obligation to repurchase such Loans under certain circumstances); and

(g)   any proceeds of the property described in clauses (a) through (f) above.

      Each Replacement Loan shall be an Eligible Loan as of the close of business on the last day of the month preceding the Replacement Date (the "Replacement Cutoff Date") and


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no Replacement Loan shall have previously been a Replacement Loan or a
Substitute Loan. Loans may not be sold by the Seller or purchased by the Issuer pursuant to this Section 2.02 if and to the extent (i) on a cumulative basis for both Pools since the Closing Date, the sum of (A) the aggregate Loan Balance (as of the related Replacement Cutoff Date) of all Replacement Loans (including Loans to be purchased on such date) and (B) the aggregate Loan Balance of all Substitute Loans substituted into the Trust on or prior to such date (including Loans to be substituted on such date) exceeds 25% of the Aggregate Initial Loan Balance or (ii) after giving effect to the addition of both the Replacement Loans and Substitute Loans to be added on such date, the Pool Criteria would not be satisfied. Only Loans with a fixed interest rate may be added to Pool 1, and only Loans with a floating interest rate may be added to Pool 2.

      It is the intention of the Seller that the transfer and assignment contemplated by this Section 2.02 shall constitute a sale of the Replacement Loans from the Seller to the Issuer and the beneficial interest in and title to the assets conveyed pursuant to this Section 2.02 shall not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. The foregoing sale does not constitute and is not intended to result in any assumption by the Issuer of any obligation of ALS or the Seller to the Obligors, insurers or any other Person in connection with the Replacement Loans, any Insurance Policies or any agreement or instrument relating to any of them. On the Replacement Date, the Seller shall cause to be deposited into the Collection Account all Collections (from whatever source) on or with respect to the assets conveyed pursuant to this Section 2.02 received by the Seller pursuant to Section 5.07 of the Purchase Agreement. The Seller, the initial Servicer and the Issuer intend to treat such transfer and assignment as a sale for accounting and tax purposes. Notwithstanding the foregoing, in the event a court of competent jurisdiction determines that such transfer and assignment did not constitute such a sale or that such beneficial interest is a part of the Seller's estate, then (i) the Seller shall be deemed to have granted to the Issuer a first priority perfected security interest in all of the Seller's right title and interest in, to and under the Replacement Loans and other assets referred to in clauses (a) through (g) above, and the Seller hereby grants such security interest to the Issuer and (ii) the Replacement Loans and other assets referred to in clauses (a) through (g) above shall be deemed to include all rights, powers and options (but none of the obligations, if any) of the Seller under any agreement or instrument included in the assets referred to in clauses (a) through (g) above, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of such Loans and all other monies payable under such Loans, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Seller or otherwise and generally to do and receive anything that the Seller is or may be entitled to do or receive under or with respect to the assets conveyed pursuant to this Section 2.02. For purposes of such grant, this Agreement shall constitute a security agreement under the UCC.

      In consideration for the purchase of any Replacement Loans, the Issuer shall, on the related Replacement Date, pay to the Seller in immediately available funds an amount equal to the aggregate of the Loan Balance for such Replacement Loans as of the applicable Cutoff Date (the "Purchase Price").

      SECTION 2.03. Custody of Loan Files. In connection with the sale, transfer and assignment of Loans to the Seller from ALS pursuant to the Purchase Agreement, the sale, transfer and


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assignment to the Issuer pursuant to this Agreement and the execution and delivery of the Indenture, the Servicer, the Issuer and the Indenture Trustee simultaneously with the execution and delivery of this Agreement, shall enter into the Custodial Agreement with the Custodian, pursuant to which the Indenture Trustee shall revocably appoint the Custodian, at the expense of the Servicer, and the Custodian shall accept such appointment, to act as the agent of the Indenture Trustee as Custodian of the following documents or instruments (collectively, the "Collateral Documents"):

(a) the fully executed original of the Equipment Note for any such Loan (which shall not bear any transfer or encumbrance legend or, if it shall bear such a legend, shall be accompanied by an unconditional release from the party or parties named in such legend);

(b) the original, fully executed Guaranty executed in respect of such Loan (unless the Loan Schedule certifies that such document does not exist with respect to the applicable Loan);

(c)   the original, fully executed security agreement executed for such Loan;

(d) the original file-stamped UCC-1 financing statement with recording information indicated thereon for such Loan filed by the Originator against the Obligor with respect to the related Equipment (unless, solely with respect to the Initial Loans, the Loan Schedule certifies that such document does not exist with respect to the applicable Loan and is not required to be delivered to the Custodian pursuant to this Agreement) or a copy thereof and related certificates (as provided in the second paragraph below);

(e) the Delivery and Acceptance Receipt for such Loan (unless the Loan Schedule certifies that such document does not exist with respect to the applicable Loan) or a copy thereof and related certification (as provided in the second paragraph below); and

(f) the assignment of lease, landlord waiver, mortgagee waiver or deed, in each case, with respect to the real property on which the related Equipment is located (unless the Loan Schedule certifies that such document does not exist with respect to the applicable Loan and is not required to be delivered to the Custodian pursuant to this Agreement).

      The Seller shall or shall cause the Servicer to deliver to the Custodian all of the Collateral Documents (but shall retain copies thereof) relating to at least half of the Aggregate Initial Loan Balance of the Initial Loans no later than 30 days after the Closing Date and will deliver to the Custodian all of the Collateral Documents (but shall retain copies thereof) with respect to all of the Initial Loans no later than 60 days after the Closing Date. With respect to any Replacement or Substitute Loan, the Seller shall or shall cause the Servicer to deliver all of the Collateral Documents (but shall retain copies thereof) relating to such Loans to the Custodian no later than the applicable Replacement Date or Substitution Date. The Custodian shall in accordance with the Custodial Agreement review and certify as complete pursuant to a Custodian Receipt Certification all Collateral Documents required to be delivered to the Custodian with respect to each Loan. Any Loans as to which such Collateral Documents have not been certified as complete or without Exception (as defined in the Custodial Agreement) by the Custodian (a copy of such notice will be provided to the Insurer and the Indenture Trustee) within three days after the required deposit date or, with respect to the Initial Loans, within 60


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days after the Closing Date, shall be deemed Warranty Loans as of such date and will be repurchased by the Originator pursuant to Section 2.06. The Servicer shall maintain in its possession all other documents comprising the Loan Files other than the Collateral Documents. The Servicer (i) except as otherwise provided herein with respect to the transfer of servicing duties hereunder, shall maintain the portion of the Loan Files in its possession in a manner consistent with the Servicing Standards and will not dispose of any documents constituting the Loan Files, (ii) except as otherwise provided herein with respect to the transfer of servicing duties hereunder, will not permit any person other than the Indenture Trustee to maintain any adverse claim upon any Loan File, and (iii) except as otherwise provided herein with respect to the transfer of servicing duties, will not permit any person other than the Indenture Trustee or the Custodian (or any sub-servicer or other agent permitted hereunder) to maintain possession of any Loan File so long as the related Loan shall remain part of the Trust Estate.

      With respect to any documents described in parts (d) or (f) above which have been delivered or are being delivered to recording offices for recording and have not been returned to the Seller or Servicer in time to permit their delivery hereunder at the time required, in lieu of delivering such original documents, the Seller or Servicer shall deliver to the Custodian a true copy thereof with a certification (a copy of which certification shall be delivered to the Insurer) executed by an authorized representative of the Seller or Servicer certifying that such copy is a true, correct and complete copy of the original, which has been transmitted for recordation. The Seller or Servicer shall deliver such original documents to the Custodian promptly when they are received.

      Upon termination of the Servicer as Servicer, the terminated Servicer shall promptly deliver to the Indenture Trustee any Loan Files, or portion thereof, as applicable, and any copies of the Collateral Documents that may be in the possession of such Servicer and that may have been delivered to such Servicer pursuant to this Section 2.03. From time to time, solely to the extent the same is required to implement the foreclosure, purchase, payoff, substitution or servicing of the Loans by the Servicer or any related collateral, the Servicer may request release by the Custodian of any portion of a Loan File in accordance with the terms of the Custodial Agreement. A copy of any such request shall be sent concurrently to the Insurer. In the event that an Event of Default, Default, Early Payment Event or Servicer Default has occurred and is continuing, the consent of the Insurer if the Insurer is the Controlling Party shall be required in order for the Servicer to make any such request. The Servicer shall promptly return to the Custodian each and every document previously requested from the Loan File when the Servicer's need therefor no longer exists, unless the Loan has been liquidated, paid off, is a Warranty Loan, an Administrative Loan or is a Loan with respect to which a Substitute Loan has been substituted in its place, in which case, the Servicer shall provide a certification to this effect to the Custodian, which may be included in the request for release, a copy of which shall be sent concurrently to the Insurer.

      If the Insurer is the Controlling Party, notwithstanding anything to the contrary set forth herein, in no event shall the Servicer be entitled to request any Collateral Documents held by the Custodian if the Collateral Documents other than for Loans which have been repurchased, paid off, substituted or liquidated in accordance with the Servicing Standards then held by the Servicer (including the Collateral Documents to be requested), exceeds 10% of the then Aggregate Loan Balance of the Loans for the first 48 months from the Closing Date, or 15%


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of the then Aggregate Loan Balance of the Loans thereafter unless the Servicer has obtained the prior written consent of the Insurer. The Servicer may hold and hereby acknowledges that it shall hold any Loan Files and all other Trust Estate property that it may from time to time receive hereunder as custodian for the Indenture Trustee solely at the will of the Custodian and the Indenture Trustee for the sole purpose of facilitating the servicing of the Loans and such retention and possession shall be in a custodial capacity only. To the extent the Servicer, as agent of the Indenture Trustee and the Issuer, holds any Loan File or other Trust Estate property, the Servicer shall do so in accordance with the Servicing Standards as such standard applies to servicers acting as custodial agent. The Servicer shall promptly report to the Custodian and the Indenture Trustee the loss by it of all or part of any Loan File previously provided to it by the Custodian and shall promptly take appropriate action to remedy any such loss. In such custodial capacity, the Servicer shall have and perform the following powers and duties:

(a) hold the Loans and Loan Files that it may from time to time receive hereunder from the Indenture Trustee for the benefit of the Indenture Trustee, maintain accurate records pertaining to each Loan to enable it to comply with the terms and conditions of the Indenture and this Agreement, and maintain a current inventory thereof;

(a) implement policies and procedures consistent with the Servicing Standards and requirements of the Custodial Agreement so that the integrity and physical possession of such Loan Files will be maintained; and

(c) take all other actions, in accordance with the Servicing Standards, in connection with maintaining custody of such Loan Files on behalf of the Indenture Trustee.

Acting as custodian of such Loan Files pursuant to this Section, the Servicer agrees that it does not and will not have or assert any beneficial ownership interest in the Loans or the Loan Files.

      The Servicer agrees to maintain the Loan Files in its possession, including any Collateral Documents that it may from time to time receive from the Custodian, at its office located in Ripon, Wisconsin or at such other offices of the Servicer as shall from time to time be identified by prior written notice to the Indenture Trustee and the Insurer. Notwithstanding the foregoing, the Servicer may temporarily move individual Loan Files or any portion of an individual Loan File without notice as necessary to conduct the collection and other servicing activities originally set forth in the request for release in accordance with the Servicing Standards; provided, that the Servicer shall not move any such Loan Files for more than 30 days without obtaining the written consent of the Indenture Trustee and, so long as the Insurer is the Controlling Party, the Insurer.

      SECTION 2.04. Acceptance and Acknowledgment by Issuer. The Issuer does hereby accept all consideration conveyed by the Seller pursuant to Section 2.01, and declares that the Issuer shall hold such consideration upon the trust set forth in the Trust Agreement for the benefit of Certificateholders, subject to the terms and conditions of the Trust Agreement, Indenture and this Agreement. The Issuer hereby agrees and accepts the appointment and authorization of ALS as Servicer under Section 3.01 of this Agreement.


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

      Transfer of Conveyed Assets. Each of the Seller, ALS as the Originator and the Servicer understands that the Issuer intends to pledge the Trust Estate to the Indenture Trustee for the benefit of the Beneficiaries and the Certificateholders pursuant to the Indenture. Each of the Seller, ALS as the Originator and the Servicer agrees that, upon an Event of Default, the Indenture Trustee may exercise the rights of the Issuer hereunder and shall be entitled to all of the benefits to which the Issuer is entitled to hereunder to the extent provided for in the Indenture.

      SECTION 2.05. Representations and Warranties as to the Loans. Pursuant to
Section 2.01(f) and 2.02(f), the Seller assigns to the Issuer all of its right, title and interest in, to and under the Purchase Agreement. Such assigned right, title and interest includes the representations and warranties of ALS made to the Seller pursuant to Section 3.01 of the Purchase Agreement. Each of the Originator and the Seller hereby represents, warrants and covenants to the Issuer that it has taken no action and will take no action which would cause such representations, warranties and covenants to be false in any material respect as of the Closing Date, Substitution Date or Replacement Date, as applicable. Each of the Originator and the Seller further acknowledges that the Issuer, the Indenture Trustee and the Controlling Party rely on, and for their benefit, the Seller hereby reaffirms the representations, warranties and covenants of the Seller under this Agreement and the Originator hereby reaffirms the representations, warranties and covenants of ALS under the Purchase Agreement in accepting the Loans in trust and executing and delivering the Securities. The foregoing representations and warranties speak as of the Closing Date, Substitution Date or Replacement Date but shall survive the sale, transfer and assignment of the Loans to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

      SECTION 2.05. Repurchase of Loans Upon Breach of Warranty. Upon discovery by the Seller, the Insurer, the Servicer or either Trustee of a breach of any of the representations and warranties in (x) Section 3.01 of the Purchase Agreement (irrespective of any limitation set forth in the Purchase Agreement regarding knowledge of the Originator) or in Sections 2.05, 6.01(b)(i), (ii) or 6.01(b)(iii) of this Agreement; or (y) Section 6.01(a), (b) or (c) (other than
Section 6.01(b)(i), (ii) or (iii)) of this Agreement that materially and adversely affects the interests of the Beneficiaries in or collectability of any Loan; the party discovering such breach shall give prompt written notice thereof to the others. As of the second Accounting Date following its discovery or its receipt of notice of breach (or, at the Seller's or Originator's election, as the case may be, the first Accounting Date following such discovery), unless such breach shall have been cured in all material respects or the Seller shall have replaced the affected Loan with a Substitute Loan in accordance with
Section 2.07, the Seller in the event of a breach of the representations and warranties made by the Seller and not by the Originator or the Originator, in the event of a breach of representation and warranty of the Originator and not the Seller, shall repurchase such Loan from the Issuer on the related Distribution Date. The Owner Trustee shall have no affirmative duty to conduct any investigation as to the occurrence of any event requiring the repurchase of any Loan pursuant to this Section 2.06.

      The repurchase price to be paid by any Warranty Purchaser shall be an amount equal to the Warranty Payment. It is understood and agreed that the obligation of the Warranty Purchaser to repurchase any Loan as to which a breach has occurred and is continuing shall, if such repurchase obligations are fulfilled, constitute the sole remedy against the Seller, the Servicer or ALS for such breach available to any Interested Party. The Servicer acknowledges its obligations to repurchase Administrative Loans from the Issuer pursuant to
Section 3.08
hereof and ALS, in its capacity as the seller under the Purchase Agreement, acknowledges its obligations to repurchase Warranty Loans pursuant to Section
5.04 of the Purchase Agreement and Section 2.06 hereof.

      SECTION 2.06. Substitution of Loans.

      Provided no Early Payout Event or Event of Default has occurred and is continuing, on or prior to the tenth day of the month (each a " Substitution Date"), the Seller shall, if and to the extent it has Eligible Loans, pursuant to an assignment in the form attached hereto as Exhibit A-3 each, a "Substitution Assignment") substitute such loans (each a " Substitute Loan") for any Loan that became subject to a Warranty Event during the prior Monthly Period, together with all right, title and interest of the Seller in, to and under:

(a) all documents and instruments evidencing or governing the Substitute Loans and all Loan Files relating thereto, identified in the schedule to the Substitution Assignment and all monies paid or payable thereon (including Liquidation Proceeds) on or after or due and payable, but in each case not paid, as of the Substitution Cutoff Date;

(b) the Equipment, including, without limitation, all security interests therein, granted by Obligors pursuant to such Substitute Loans and any other collateral securing such Substitute Loans;

(c) any Insurance Policies, and proceeds thereof, and rights and benefits thereunder, with respect to such Equipment and any other collateral securing such Substitute Loans;

(d) with respect to such Substitute Loans, any Guaranties, and proceeds thereof, and all rights and benefits thereunder;

(e) all funds on deposit from time to time in the Lockbox or in the Lockbox Account with respect to such Substitute Loans and all proceeds thereof;

(f) the Subsequent PA Assignment pursuant to Section 2.01(b) of the Purchase Agreement with respect to such Loans, and the other Basic Documents (other than the Trust Agreement, the Trust Certificate, the Certificates and the documents and certificates executed in connection with the foregoing), including the right of the Seller to cause ALS to perform its obligations thereunder (including the obligation to repurchase such Loans under certain circumstances); and

(g)   any proceeds of the property described in clauses (i) through (vi) above.

      The aggregate Loan Balance as of the Substitution Cutoff Date of the loans substituted into a Pool on any Substitution Date shall not be less than the aggregate Loan Balance or more than 110% of the aggregate Loan Balance of the Loans removed from that Pool as of the Substitution Cutoff Date, and no Substitute Loan shall previously have been substituted or put as a Replacement Loan into either Pool.

      Each Substitute Loan shall be an Eligible Loan as of the close of business on the last day of the month preceding the Substitution Date (the " Substitution Cutoff Date") and no Substitute Loan shall have previously been a Substitute Loan or a Replacement Loan. Only loans with a fixed interest rate may be substituted into Pool 1 and only loans with a floating interest rate may be substituted into Pool 2. Loans may not be substituted for Warranty Loans if and to the extent (i) on a cumulative basis for both Pools from the Closing Date, the sum of the aggregate Loan Balance (as of the related Substitution Cutoff
Date) of all Substitute Loans (including Loans to be substituted on such date) exceeds 10% of the Aggregate Initial Loan Balance, (ii) on a cumulative basis for both Pools since the Closing Date, the sum of (A) the aggregate Loan Balance (as of the related Substitution Cutoff Date) of all Substitute Loans (including Loans to be substituted on such date) and (B) the aggregate Loan Balance of all Replacement Loans added to the Trust on or prior to such date exceeds 25% of the Aggregate Initial Loan Balance or (iii) after giving effect to the addition of both the Substitute Loans and the Replacement Loans to be added on such date, the Pool Criteria would not be satisfied.

      Upon the replacement of a Loan and collateral as described above, the interest of the Trustees and the Securityholders in such replaced Loan and collateral shall be terminated and such replaced Loan and collateral shall be released to the Seller.

      Any substitution or replacement of a Loan pursuant to this Agreement shall be effected by (i) delivery to the Custodian on behalf of the Indenture Trustee of the Collateral Documents for each such Substitute Loan or Replacement Loan on or prior to such conveyance in accordance with Section 2.03, (ii) filing of any UCC financing statements necessary to perfect the interest of the Indenture Trustee in the Substitute Loans or Replacement Loans, (iii) delivery to the Indenture Trustee of a list of Replacement Loans and Substitute Loans reflecting such replacement or substitution, and (iv) execution of and delivery of the related Assignments.

                                  ARTICLE III
                     ADMINISTRATION AND SERVICING OF LOANS

      SECTION 3.01. Duties of the Servicer. ALS is hereby appointed as the initial Servicer. The Servicer is hereby appointed and authorized to act as agent for the Owner of the Loans and in such capacity shall manage, service, administer and make Collections on the Loans with reasonable care, using no less than that degree of skill and attention that the Servicer exercises with respect to comparable stand-alone commercial laundry equipment loans that it services for itself or others and consistent with the Credit and Collection Policy (collectively, the "Servicing Standards"). ALS hereby accepts such appointment and authorization and agrees to perform the duties of Servicer with respect to the Loans set forth herein. The Servicer's duties shall include, but not be limited to, collection and posting of all payments, responding to inquiries of Obligors on the Loans, investigating delinquencies, sending payment statements to Obligors, reporting tax information to Obligors (which currently consists of IRS Form 1098), monitoring the collateral in accordance with the Servicing Standards, accounting for Collections and furnishing monthly and annual statements to the Owner of any Loans with respect to distributions, maintaining the first priority perfected security interest of the Indenture Trustee in the Trust Estate (other than Exempt Collateral) for the benefit of the Beneficiaries and filing any financing and continuation statements required to be filed pursuant to the UCC, which continuation statements shall be filed on or before the 60th day prior to the expiration date of such financing statement; and promptly delivering evidence of all such filings to the Indenture Trustee and the Insurer which evidence shall be satisfactory in form and substance to the Insurer with evidence of the filing of continuation statements being delivered on or before the 30th day before the expiration of such financing statements, and performing the other duties specified herein. Subject to the provisions of
Section 3.02, the Servicer shall follow the Servicing Standards and shall have full power and authority, acting alone, to do any and all things in connection with such managing, servicing, administration and collection that it may deem necessary or desirable.

      Without limiting the generality of the foregoing, the Servicer is hereby authorized and empowered by the Owner of the Loans, pursuant to this Section
3.01 to execute and deliver, on behalf of all Interested Parties, or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Loans and the related collateral but solely to the extent such release or discharge is expressly permitted pursuant to the terms of the Basic Documents. The Servicer is hereby authorized to commence in the name of the Owner of such Loan or, to the extent necessary, in its own name, a legal proceeding to enforce a Defaulted Loan as contemplated by Section 3.04, to enforce all obligations of ALS and ALER, in its capacity as the Seller or otherwise, under each of the Purchase Agreement and the Transfer and Servicing Agreements or to commence or participate in a legal proceeding (including a bankruptcy proceeding) relating to or involving a Loan or a Defaulted Loan. If the Servicer commences or participates in such a legal proceeding in its own name (which any successor Servicer shall not be permitted to do, it being understood that in no event will any successor Servicer take any action hereunder in its own name, including, without limitation, setting up accounts or directing Obligors to make payments to it or in its name), the Owner of such Loan shall thereupon be deemed to have automatically assigned such Loan to the Servicer solely for purposes of commencing or participating in any such proceeding as a party or claimant, the Servicer is hereby authorized and empowered by the Owner of a Loan to execute and deliver in the Servicer's name any notices, demands, claims, complaints, responses, affidavits, all instruments of satisfaction or cancellation, or of partial or full release or discharge or other documents or instruments in connection with any such proceeding. Any Owner of Loans, upon the written request of the initial Servicer, shall furnish the Servicer with any powers of attorney and other documents and take any other steps which the Servicer may deem necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement and the other Transfer and Servicing Agreements. Except to the extent required by the preceding two sentences, the authority and rights granted to the Servicer in this Section 3.01 shall be nonexclusive and shall not be construed to be in derogation of the retention by the Owner of a Loan of equivalent authority and rights. If in any proceeding it is held that the Servicer may not enforce a Loan on the grounds that it is not a real party in interest or a holder entitled to enforce the Loan, the applicable Trustee shall, at the Servicer's specific written direction and expense, take such steps as shall be reasonably required to enforce the Loan, including bringing suit in the name of such Person or the names of the Securityholders.

      SECTION 3.02. Collection of Loan Payments. The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Loans as and when the same shall become due, and shall follow the Servicing Standards. Notwithstanding anything in this Agreement to the contrary, neither the Indenture Trustee nor the Servicer shall release the Equipment or other collateral securing a Loan from the lien of the Indenture unless the outstanding Loan Balance, if any, of such Loan has been deposited into the Collection Account, except upon substitution of Substitute Loans, substitution of equivalent Equipment or other collateral (which substitution shall not reduce the Obligor's payment obligations under such Loan), or the foreclosure and sale of collateral or final settlement or compromise of a Defaulted Loan in which case the proceeds of such foreclosure, sale, or final settlement or compromise shall be deposited into the Collection Account as required under the Basic Documents. Subject to the limitations in subsection 3.07(c), the Servicer is hereby authorized to grant extensions, rebates or adjustments on a Loan without the prior consent of the Owner of such Loan or the Controlling Party and to consent to the assignment or assumption, including the release of the existing Obligor in connection therewith, without the prior consent of the Owner of such Loan provided that (x) after giving effect to such extension, rebate or adjustment the Pool Criteria would be satisfied if the affected Loan were treated as a Substitute Loan or Replacement Loan and (y) with respect to any such assignment or assumption other than of a Defaulted Loan, after giving effect to such assignment or assumption, the new Obligor would satisfy all Eligibility Criteria and Pool Criteria applicable to Obligors; provided, further, that subject to preceding clauses (x) and (y) and Section 3.07(c), any successor Servicer (other than an affiliate of ALS) shall be authorized to grant extensions, rebates or adjustments without the consent of the Controlling Party only to the extent it determines that such action is reasonably likely to prevent a payment event of default by the Obligor. The Servicer is authorized in its discretion to waive any prepayment charge, late payment charge or any other fees that may be collected in the ordinary course of servicing such Loan; provided, however, that once the Servicer waives such fees, they cannot be collected from the Designated Accounts, the Lockbox Account or any other source. To the extent provided for in any Loan, the Servicer shall make reasonable efforts to collect all payments with respect to amounts due for maintenance, taxes or assessments on the Equipment or the Loans and shall remit such amounts to the appropriate maintenance provider or Governmental Authority on or prior to the date such payments are due.

      SECTION 3.03. Prepayments. The Servicer may accept Prepayment in part or in full; provided, that in the event of Full Prepayment, the Servicer may consent to such Full Prepayment only if the amount thereof deposited into the Collection Account is not less than the balance of and all accrued and unpaid interest and fees on such Loan and all other amounts due and payable in connection therewith, and provided further, that in the event of a Prepayment in part, the outstanding Loan Balance of such Loan is not reduced by more than the amount of such Prepayment allocable to principal pursuant to Section 3.11.

      SECTION 3.04. Realization Upon Defaulted Loans. The Servicer shall use reasonable efforts, consistent with the Servicing Standards, to repossess, remarket or otherwise comparably convert the ownership of each item of Equipment and other collateral that it has reasonably determined should be repossessed or otherwise converted following a default under the Loan secured by each such item of Equipment and other collateral. The Servicer is authorized to follow such practices, policies and procedures as it shall deem necessary or advisable and as shall be in accordance with the Servicing Standards to realize upon or obtain benefits of any proceeds from any Insurance Policies and proceeds from any Guaranties, in each case with respect to the Loans, selling the related Equipment and other collateral at public or private sale or sales and other actions by the Servicer in order to realize upon such a Loan. The foregoing is subject to the provision that, in any case in which the Equipment shall have suffered damage, the Servicer shall not expend funds in connection with any repair or towards the repossession of such Equipment unless it shall determine in its discretion consistent with the Servicing Standards that such repair and/or repossession shall likely increase the proceeds of liquidation of the related Loan by an amount greater than the amount of such expenses. The Servicer shall be entitled to receive Liquidation Expenses with respect to each Defaulted Loan out of amounts that would otherwise comprise Liquidation Proceeds with respect to the related Loan. The Servicer shall enforce any of the foregoing rights and remedies described in this Section 3.04 with respect to any Defaulted Loans that are cross collateralized by other loan obligations, in the manner and priority specified in Section 5.10 of the Purchase Agreement. To the extent that an escrow account has been established by or on behalf of an Obligor to cover defaults on contracts between such Obligor and the Originator, amounts in such escrow account shall be applied against defaults under each such contract in the order that such defaults occur with respect to any such contract unless otherwise required by law, regulation or judicial order. The Servicer shall not accelerate any Scheduled Payment unless permitted to do so by the terms of the Loan or under applicable law; and provided, that the Servicer shall not declare an Obligor to be in default under a Loan nor exercise any other remedies under such Loan based solely on a default by such Obligor under any other obligation of such Obligor to ALS or its Affiliates, if such Obligor is not also in default under such Loan unless the Servicer concludes that declaring such default is in the best interest of the Noteholders and the Insurer or will maximize potential recoveries from such Obligor for the Issuer for the benefit of the Noteholders and the Insurer provided further that a successor Servicer (other than an affiliate of ALS or successor thereto pursuant to Section 7.02) shall not declare an Obligor to be in default under a Loan nor exercise any other remedies under such Loan based solely on such a cross default unless the successor Servicer shall be directed to do so by the Controlling Party (any such successor Servicer agrees to give prompt notice to the Controlling Party of any circumstances of which it is aware which would permit such a cross default).

      SECTION 3.05. Maintenance of Insurance Policies. The Servicer shall, in accordance with the Servicing Standards, require that each Obligor shall have obtained physical damage insurance covering each item of Equipment as of the execution of the related Loan, unless the Servicer has in accordance with the Servicing Standards permitted an Obligor to self-insure the item of Equipment securing such Loan or to maintain no insurance with respect to such item of Equipment. The Servicer shall, in accordance with the Servicing Standards, monitor such physical damage insurance with respect to each item of Equipment that secures each Loan. The Servicer shall remit to the Collection Account within two Business Days of receipt of all Insurance Proceeds received directly by the Servicer with respect to any Loan or Equipment subject thereto, notwithstanding any notice given pursuant to Section 3.12 hereof. Additionally, the Servicer shall maintain a general liability policy in the amount of at least $1,000,000 per occurrence, at least $2,000,000 in the aggregate and an excess liability insurance policy in umbrella form in the aggregate amount of at least $5,000,000. All premiums due and payable for the term of the period in respect of such policies have been paid and shall continue to be paid promptly as such premiums become due. The Indenture Trustee and the Insurer shall at all times while the Notes are outstanding be named as an additional insured on such casualty and liability policies maintained by the Servicer.

      SECTION 3.06. Maintenance of Security Interests in Collateral. The Servicer shall, in accordance with the Servicing Standards and at its own expense, take such steps as are necessary to maintain in favor of the Indenture Trustee perfection of the first priority security interest in the Trust Estate (other than Exempt Collateral) including, without limitation, filings required because of revisions to the UCC; provided that the Servicer agrees that (x) the aggregate Loan Balance of the Loans which are covered by part (c) of the definition of Exempt Collateral shall not at any time exceed 0.25% of the Aggregate Loan Balance and (y) with respect to the Initial Loans only, as of the Initial Cutoff Date, the aggregate value of the collateral related to such Loans other than the collateral covered by clause (e) of the definition of Exempt Collateral was not less than 80% of the Aggregate Initial Loan Balance. The Owner of each Loan hereby authorizes the Servicer to re-perfect such first priority security interest as necessary because of the relocation of an item of Equipment or for any other reason. The Servicer shall execute and file such continuation statements and any other documents reasonably requested by the Indenture Trustee or which may be required by law to fully preserve and protect the first priority perfected security interest of the Indenture Trustee on behalf of the Noteholders and the Insurer in and to the Trust Estate other than Exempt Collateral. The Servicer shall use commercially reasonable efforts to enforce the obligations of the Obligors under the applicable loan documents to remove any Lien on the Trust Estate of which the Servicer has actual knowledge or reason to have knowledge pursuant to the performance of its obligations as Servicer hereunder other than the Lien created pursuant to the Indenture.

      SECTION 3.07. Covenants of the Servicer. The Servicer hereby makes the following covenants on which the Issuer, the Insurer, the Indenture Trustee and the Noteholders are relying in connection with the Issuer acquiring the Loans hereunder and issuing the Securities under the Basic Documents. The Servicer covenants that from and after the Closing Date:

(a) Liens in Force. Except as expressly provided in this Agreement, the Servicer shall not release in whole or in part any Lien on any collateral securing any Loan or any Equipment or other collateral from the security interest securing such related Loan and shall use reasonable efforts not to permit any Liens to attach to the Trust Estate except those created under the Indenture.

(b) No Impairment. The Servicer shall not impair the rights of the Issuer, the Insurer or any Interested Party in and to any Loan and shall take no action with respect to a Loan which at the time the Servicer reasonably believes would be contrary to the maximization of the ultimate repayment on such Loan.

      No Modifications. The Servicer shall not (i) amend or otherwise modify or grant rebates or adjustments on any Loan such that (A) the Loan Balance or the Annual Percentage Rate (other than for those Loans eligible for ALS's Rewards Program) is decreased, (B) after such amendment, modification, rebate or adjustment, the Pool Criteria would not be satisfied or (ii) grant any extension with respect to, or amend, any Scheduled Payment to extend or delay any payments of principal on any Loan, provided, however, that subject to the restrictions in clause (i) above, but notwithstanding the restrictions in clause (ii) above, the Servicer may extend or amend up to two Loans in any Monthly Period, and extend or amend not more than 35 Loans after the Closing Date; provided that, in each case, the final Scheduled Payment date as amended would not be later than April 30, 2008. The Servicer shall not amend or otherwise modify any Loan more than once after its initial applicable Cutoff Date.

      Contract Management System. The Servicer will, at its own cost and expense, (A) retain the Contract Management System, or an alternative system of equal capability, used by the Servicer as a master record of the Loans and (B) mark the Contract Management System to the effect that the Loans listed thereon have been conveyed to the Issuer pursuant to this Agreement and pledged by the Issuer to the Indenture Trustee for the benefit of the Beneficiaries and (to the limited extent as provided therein) the Certificateholders pursuant to the Indenture.

      The Servicer will maintain accounts and records as to each respective Loan serviced by the Servicer that are accurate and sufficiently detailed to permit
(i) the reader thereof to know as of the most recent Determination Date the status of such Loan, including payments and recoveries made and payments owing (and the nature of each), and (ii) reconciliation between payments or recoveries on (or with respect to) each Loan and the amounts from time to time deposited in the Collection Account in respect of such Loan.

      Compliance with Law. The Servicer will comply, in all material respects, with all acts, rules, regulations, orders, decrees and directions of any Governmental Authority applicable to the Loans and the Equipment or any part thereof; provided, however, that the Servicer may contest any act, regulation, order, decree or direction in any reasonable manner that shall not materially and adversely affect the rights of the Noteholders or the Insurer in the Trust Estate; and provided, further, that such contests shall be in good faith by appropriate proceedings and shall not subject the Insurer or the Indenture Trustee to any civil or criminal liability or risk of loss of any collateral.

      Obligations with Respect to Loans. The Loans shall impose no material obligation on the Originator or any successor or assignee. Without limiting the foregoing, as more specifically set forth in this Agreement, in performing its servicing duties hereunder, the Servicer shall, in accordance with the Servicing Standards, collect all payments required to be made by the

Obligors under the Loans and enforce all material rights of the Issuer under the Loans. The Servicer shall not assign, sell, pledge, or exchange, or in any way encumber or otherwise dispose of the Equipment or other collateral securing the Loans, except as expressly permitted under this Agreement and the Indenture.

      No Ownership Interest. The Servicer does not have any ownership interest in the Trust Estate and will not assert any ownership interest in the Trust Estate.

      Collection Policies and Procedures. So long as the Insurer is the Controlling Party, the Servicer shall not without the prior written consent of the Insurer amend, modify or otherwise change its Credit and Collection Policy in any manner unless such amendment, modification or change (i) applies generally to all contracts or loans serviced by the Servicer (and not just to Loans in the Pools) and (ii) would not be likely to materially and adversely affect the Loans or the ability of the Servicer to collect the Loans or the minimum required credit quality of the Loans consistent with the underwriting criteria of ALS in the ordinary course of business. So long as the Insurer is the Controlling Party, the Servicer shall provide at least five (5) Business Days' prior written notice to the Insurer of any proposed material change to the Credit and Collection Policy.

      Financial Condition Covenants. For so long as any payments of principal or interest remain outstanding on the Notes or any other amounts are owed to any Beneficiary, the Issuer or the Indenture Trustee under the Basic Documents, the Servicer shall, so long as ALS, any Affiliate thereof or any successor thereto pursuant to Section 7.02 is the Servicer, maintain the following financial ratios (the "Financial Condition Covenants") as specified in this Section 3.07(i)(i) and (ii) below:

(a) the Servicer shall not permit the Consolidated Leverage Ratio as at the last day of any period of four consecutive fiscal quarters of the Servicer ending with any fiscal quarter set forth below to exceed the ratio set forth below opposite such fiscal quarter:

                                                     Consolidated
      Fiscal Quarter Ending On or About              Leverage Ratio
      ---------------------------------              --------------

      September 30, 2000                             7.00 to 1.00
      December 31, 2000                              7.00 to 1.00
      March 31, 2001                                 7.00 to 1.00
      June 30, 2001                                  7.00 to 1.00
      September 30, 2001                             6.75 to 1.00
      December 31, 2001                              6.30 to 1.00
      March 31, 2002                                 6.30 to 1.00
      June 30, 2002                                  6.30 to 1.00
      September 30, 2002                             6.30 to 1.00
      December 31, 2002                              5.60 to 1.00
      March 31, 2003                                 5.60 to 1.00
      June 30, 2003                                  5.60 to 1.00
      September 30, 2003                             5.60 to 1.00
      December 31, 2003                              4.75 to 1.00
      and each Fiscal
         Quarter thereafter                          4.50 to 1.00
and;

(b) the Servicer shall not permit the Consolidated Interest Coverage Ratio for any period of four consecutive fiscal quarters of the Servicer ending with any fiscal quarter set forth below to be less than the ratio set forth below opposite such fiscal quarter.

                                                     Consolidated Interest
      Fiscal Quarter Ending On or About              Coverage Ratio
      ---------------------------------              --------------

      September 30, 2000                             1.45 to 1.00
      December 31, 2000                              1.50 to 1.00
      March 31, 2001                                 1.50 to 1.00
      June 30, 2001                                  1.50 to 1.00
      September 30, 2001                             1.50 to 1.00
      December 31, 2001                              1.60 to 1.00
      March 31, 2002                                 1.60 to 1.00
      June 30, 2002                                  1.60 to 1.00
      September 30, 2002                             1.60 to 1.00
      December 31, 2002                              1.75 to 1.00
      March 31, 2003                                 1.75 to 1.00
      June 30, 2003                                  1.75 to 1.00
      September 30, 2003                             1.75 to 1.00
      December 31, 2003                              2.00 to 1.00
      March 31, 2004                                 2.00 to 1.00
      June 30, 2004                                  2.00 to 1.00
      September 30, 2004                             2.10 to 1.00
      December 31, 2004                              2.50 to 1.00
      and each Fiscal
         Quarter thereafter                          2.50 to 1.00

      SECTION 3.08. Purchase of Loans Upon Breach of Covenant. Upon discovery by any of the Insurer, the Issuer, the Seller, the Servicer or any party under the Transfer and Servicing Agreements of a breach of any of the covenants set forth in Sections 3.06 and 3.07(a), (b) or (c), the party discovering such breach shall give prompt written notice thereof to the others. As of the second Accounting Date following its discovery or receipt of notice of such breach (or, at the Servicer's election, the first Accounting Date so following), the Servicer shall, unless it shall have cured such breach in all material respects, purchase from the Owner thereof any Loan affected by such breach and, prior to the related Determination Date, the Servicer shall deposit the Administrative Purchase Payment in the Collection Account. It is understood and agreed that the obligation of the Servicer to purchase any Loan with respect to which such a breach has occurred and is continuing shall, if such obligation is fulfilled, constitute the sole remedy against the Servicer for such breach available to the Seller or any Interested Party for all repurchases of Loans comprising not more than 3% of the Aggregate Initial Loan Balance on a cumulative basis. Should the Servicer's repurchases exceed the 3% threshold described in the foregoing sentence with respect to the breach of any Loan which has occurred and is continuing, then the Seller, the Controlling Party or any Interested Party shall be entitled to exercise any rights to which they are entitled pursuant to
Section 8.02. Each of the Owner Trustee and the Indenture Trustee shall have no affirmative duty to conduct any investigation as to the occurrence of any event requiring the repurchase of any Loan pursuant to this Section 3.08.

      SECTION 3.09. Total and Supplemental Servicing Fees; Payment of Certain Expenses by Servicer. The Servicer is entitled to receive the Total Servicing Fee and Supplemental Servicing Fees out of Collections (to the extent not waived by the Servicer) in respect of the Loans as provided in Section 8.2 of the Indenture. Subject to any limitations on the Servicer's liability hereunder or as otherwise specifically provided herein, the Servicer shall be required to pay from its own funds all expenses incurred by it in connection with its activities under this Agreement (including fees and disbursements of the Issuer, any trustees and independent accountants, taxes imposed on the Servicer, expenses incurred in connection with distributions and reports to the Beneficiaries and the Certificateholders the fees of the Back-up Servicer, the Custodian and the Lockbox Bank, and all other fees and expenses not expressly stated under this Agreement to be for the account of the Beneficiaries and the Certificateholders, but excluding federal, state and local income and franchise taxes, if any, of the Issuer, the Beneficiaries and the Certificateholders).

      SECTION 3.10. Servicer's Certificate. Not later than 11:00 a.m. (New
York City time) on each Determination Date, the Servicer shall deliver to each Trustee, the Insurer and the Rating Agencies a Servicer's Certificate with respect to the immediately preceding Monthly Period executed by the President or any of the Vice President/Controller, the Vice President/Chief Financial Officer or the Treasurer of the initial Servicer or by an appropriate officer of any successor Servicer (or, if such Servicer's Certificate is delivered electronically, such Servicer's Certificate shall be deemed for all purposes to have be certified by the Chief Financial Officer or similar officer), containing all information necessary to each such party for making the calculations, withdrawals, deposits, transfers and distributions required by Section 4.06 of this Agreement and Section 8.2 of the Indenture, and all information required to be provided to Certificateholders, the Insurer and Noteholders under subsection 4.09(a). Loans to be purchased by the Servicer under Section 3.08 hereof or repurchased by the Seller or Originator under Section 2.06 hereunder or by ALS under Section 5.04 of the Purchase Agreement as of the last day of any Monthly Period shall be identified by Loan number (as set forth in the Schedule of Loans). With respect to any Loans for which the Seller, the Originator or ALS becomes the Owner, the Servicer shall deliver to the Seller, the Originator or ALS such accountings relating to such Loans and the actions of the Servicer with respect thereto as the Seller, the Originator or ALS may reasonably request and at the expense of the requesting party.

      SECTION 3.11. Application of Collections. For the purposes of this Agreement, as of each Accounting Date, all payments by or on behalf of the Obligor received during a Monthly Period with respect to a Loan shall be applied by the Servicer (i) first to any unpaid Scheduled Payment for any prior Monthly Period with respect to such Loan, (ii) second, to the Scheduled Payment for such Monthly Period with respect to such Loan, (iii) third, to the payment of any late fees, rewrite charges, and other Supplemental Servicing Fees with respect to such Loan and (iv) fourth, the remainder shall constitute, with respect to such Loan, a Prepayment of principal of the Loan.

      SECTION 3.12. Lockbox Account.

      Prior to the date on which any Loan is transferred to the Trust, the Servicer shall require each of the Obligors under such Loan to make all payments under such Loan or otherwise in connection with the Trust Estate, including any and all payments of late fees, directly to the Lockbox in the name of the Indenture Trustee. In the event that any Servicer resigns or is replaced, then if the place for payment pursuant to any Loan is changed, the successor Servicer shall give each related Obligor prompt written notice of its appointment and the address, if not the Lockbox, to which such Obligor should make payments to each such Loan.

      The Servicer shall no later than 15 days after the Closing Date direct each obligor which is not an Obligor, to make all payments to an address other than the Lockbox. The Servicer is hereby expressly authorized and empowered by the Owner of the Loans, without the need of prior consent or authorization, to withdraw immediately from the Collection Account any payment received and deposited into the Collection Account which is not a payment with respect to the Loans or the Trust Estate. The Servicer shall certify in writing to the Indenture Trustee that such withdrawal is pursuant to this Section 3.12(b). The Servicer and the Indenture Trustee shall direct the Lockbox Bank to transfer all available amounts in the Lockbox Account by wire transfer into the Collection Account no later than the second Business Day following the date of receipt thereof. The Servicer Certificate shall specify the amounts transferred into the Collection Account with respect to the immediately preceding Monthly Period. The Servicer shall deposit into the Lockbox Account all Collections received by it relating to the period after the applicable Cutoff Date within two Business Days of such receipt.

      The parties hereto agree that, in the event (i) ALS, an affiliate of ALS or a successor to ALS pursuant to Section 7.02 is no longer the Servicer or (ii) any Rating Agency has indicated that maintenance of the Lockbox or the Lockbox Account with the then current Lockbox Bank could result in a downgrading of the Notes, at the request of the Controlling Party, the Servicer shall designate a new Lockbox Bank acceptable to the Controlling Party and shall promptly thereafter (A) establish a new Lockbox and Lockbox Account in the name and under the sole dominion and control of the Indenture Trustee with such new Lockbox Bank, (B) instruct all Obligors to make payments under the Loans or otherwise in connection with the Trust Estate directly to such new Lockbox, and (iii) enter into a Lockbox Agreement with such new Lockbox Bank satisfactory to the Controlling Party. In such event, the Indenture Trustee shall promptly send a termination notice to the existing Lockbox Bank to terminate the Lockbox Agreement with the existing Lockbox Bank following receipt of an instruction to such effect from the Controlling Party.

      SECTION 3.13. Power of Attorney. The Servicer (other than a successor Servicer) and the Originator each irrevocably constitute and appoint the Indenture Trustee, with full power of substitution, as their true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Servicer or the Originator, as applicable, and in the name of the Servicer or the Originator, as applicable, or in its own name, for purposes of taking any and all appropriate action and executing any and all documents and instruments which may be necessary to accomplish either of the following:

(a) after an Event of Default, Early Payout Event or Servicer Default has occurred and is continuing, at any time, for the purpose of carrying out the terms of this Agreement in the name of the Servicer or its own name, or otherwise, to take possession of and indorse and collect any checks, drafts, notes, acceptances or other instrument, general intangible or contract or with respect to any other collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Indenture Trustee or the Insurer for the purpose of collecting any and all such monies due under any account, instrument, general intangible or contract with respect to the Trust Estate; and

(b) whether or not an Event of Default, Early Payout Event or Servicer Default has occurred, execute and deliver any and all agreements, instruments, documents and papers (including, without limitation, UCC Financing Statements) as the Indenture Trustee or the Insurer may reasonably request to perfect the Indenture Trustee's security interest in the Trust Estate (other than Exempt Collateral).

      SECTION 3.14. Back-up Servicer. The Servicer shall retain a back-up servicer (the "Back-up Servicer") designated by the Controlling Party, which is reasonably acceptable to the Servicer (or if the Insurer is not the Controlling Party, designated by the Servicer), who will agree to perform the services set forth in Exhibit C pursuant to terms and conditions acceptable to the Controlling Party. The initial Back-up Servicer shall be BNY Asset Solutions LLC and the Insurer hereby agrees that the terms and conditions of the Back-up Servicing Agreement entered into on the date hereof with BNY Asset Solutions LLC is acceptable. The Servicer shall on or prior to each Distribution Date send such Back-up Servicer the information required to be provided pursuant to the Back-up Servicing Agreement. The fees and expenses of the Back-up Servicer shall be paid by the Servicer from the Total Servicing Fee and Supplemental Servicing Fees. To the extent the obligations of the Backup Servicer as Servicer under this Agreement shall be expressly modified pursuant to the provisions of its Backup Servicing Agreement, such provisions shall modify the obligations of the Backup Servicer as Servicer under this Agreement.

                                   ARTICLE IV
              SERVICER'S COVENANTS; DISTRIBUTIONS; RESERVE ACCOUNT;
             STATEMENTS TO BENEFICIARIES AND THE CERTIFICATEHOLDERS

      SECTION 4.01. Annual Statement as to Compliance: Notice of Servicer
Default.

      The Servicer shall deliver to each Trustee and the Insurer (with a copy to the Initial Purchaser), on or before April 15 of each year, beginning April 15, 2001, an officer's certificate signed by an Executive Officer of the initial Servicer (or by an appropriate officer of any successor Servicer), dated as of the immediately preceding December 31, stating that (i) a review of the activities of the Servicer during the preceding 12-month period (or, with respect to the first such certificate, such period as shall have elapsed from the Closing Date to December 31, 2000) and of its performance under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled its obligations under this Agreement in all material respects throughout such period, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. A copy of such certificate may be obtained by any Noteholder or any Certificateholder by a request in writing to the Issuer addressed to the Corporate Trust Office of the Indenture Trustee or the Owner Trustee, respectively.

      The Servicer shall deliver to each Trustee, the Insurer and to the Rating Agencies (with a copy to the Initial Purchaser), promptly after having obtained knowledge thereof, but in no event later than (2) two Business Days thereafter, written notice in an officer's certificate signed by an Executive Officer of the Servicer of any Servicer Default or event which with the giving of notice or lapse of time, or both, would become a Servicer Default under Section 8.01. Such notice shall describe the nature and period of existence of such event and the action, if any, the Servicer is taking or proposes to take with respect thereto.

      SECTION 4.02. Annual Independent Accountants' Report.

      The Servicer shall, at its own expense, cause a firm of independent accountants, who may also render other services to the Servicer or the Seller, to deliver to each Trustee, the Insurer and the Rating Agencies (with a copy to the Initial Purchaser), on or before April 15 of each year, beginning April 15, 2001 with respect to the twelve months ended on the immediately preceding December 31 (or, with respect to the first such report, such period as shall have elapsed from the Closing Date to December 31, 2000), a report (the "Accountants' Report") addressed to the board of directors of the Servicer and to each Trustee and the Insurer, to the effect that such firm has audited the financial statements of the initial Servicer and issued its report thereon and that such audit (A) was made in accordance with generally accepted auditing standards and the requirements of the Ambac Insurance Agreement, (B) included tests relating to Equipment Notes serviced for others in accordance with the requirements of the Uniform Single Audit Program for Mortgage Bankers (the "Program"), to the extent the procedures in the Program are applicable to the servicing obligations set forth in this Agreement and (C) except as described in the report, disclosed no exceptions or errors in the records relating to equipment notes serviced for others that, in the firm's opinion, paragraph four of the Program requires such firm to report.

      The Accountants' Report shall also indicate that the firm is independent of the Seller and the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

      A copy of the Accountants' Report may be obtained by any Noteholder or any Certificateholder by a request in writing to the Issuer addressed to the Corporate Trust Office of the Indenture Trustee or the Owner Trustee, respectively.

      For so long as ALS is the Servicer, the Servicer shall also deliver to the Insurer (i) within 95 days of the Servicer's fiscal year end the Servicer's annual Form 10-K report for such year and (ii) within 50 days after the end of each of the Servicer fiscal quarters (other than its fiscal year end) the Servicer's Form 10-Q report for such quarter or if the Servicer is no longer a reporting company under the Securities Exchange Act of 1934, a report containing all the information required to be contained in a Form 10-K or 10-Q report, as applicable, if it were such a reporting company. In the event that ALS is not the Servicer, if such Servicer shall not be, or not be a wholly-owned subsidiary of, a reporting company under the Securities Exchange Act of 1934, the Servicer shall within 95 days after the end of each of its fiscal years, and within 50 days after the end of each of its fiscal quarters (other than a fiscal year end), deliver to the Insurer a report containing all the information required to be contained in a Form 10-K or Form 10-Q, respectively, if it were such a reporting company.

      SECTION 4.03. Access to Certain Documentation and Information Regarding Loans.

      The Servicer shall provide to the Insurer and each Trustee and each of their respective representatives, attorneys and accountants access (as described below) to the documentation regarding the Loans as described below. The Servicer shall provide such access to any Securityholder only in such cases where a Securityholder is required by applicable statutes or regulations to review such documentation, and then, if permitted by law, only upon receipt by it of a confidentiality agreement reasonably acceptable to it and such Securityholder restricting the Securityholders use of any proprietary information of the Servicer made available to the Securityholder in connection with such review. In each case, such access shall be afforded without charge but only upon reasonable request and during normal business hours at offices of the Servicer designated by the Servicer. The failure of the Servicer to provide access as provided in this Section 4.03, because the Servicer reasonably believes access would violate applicable law with respect to disclosure shall not constitute a breach of this
Section 4.03.

      At all times during the term hereof, the Servicer shall either (i) keep available in physical form at its principal executive office for inspection by the Indenture Trustee, the Insurer or their respective duly authorized representatives, attorneys or accountants a list of all Loans then subject to the lien of the Indenture, together with a reconciliation of such list to the list of Initial Loans, all lists of Substitute Loans and Replacement Loans and each of the Servicer's Certificates, indicating the cumulative removals and additions of Loans subject to the lien of the Indenture or (ii) maintain electronic facilities which allow such list and reconciliation to be generated in a readable form which can be accessed by the Issuer, the Indenture Trustee and each of their respective representatives, attorneys or accountants (it being agreed that information in ASCII or Excel are acceptable forms).

      SECTION 4.04. Amendments to Loans and to Schedule of Loans. If the Servicer, during a Monthly Period, assigns to a Loan an account number that differs from the account number previously identifying such Loan on the Schedule of Loans, the Servicer shall deliver to the Seller, the Back-up Servicer, the Insurer and each Trustee on or before the Distribution Date related to such Monthly Period an amendment to the Schedule of Loans to report the newly assigned account number. Each such amendment shall list all new account numbers assigned to Loans during such Monthly Period and shall show by cross reference the prior account numbers identifying such Loans on the Schedule of Loans. The Servicer shall amend the Schedule of Loans, as appropriate, to reflect removal of repaid Loans, substituted Loans, Administrative Loans, Warranty Loans, Defaulted Loans and Loans which have been liquidated in accordance with the Servicing Standards and the addition of Replacement Loans and Substitute Loans and shall deliver an updated Schedule of Loans to the Insurer, the Back-up Servicer, the Seller and each Trustee on each Distribution Date.

      SECTION 4.05. Assignment of Administrative Loans and Warranty Loans. Upon deposit into the Collection Account of the Administrative Purchase Payment or the Warranty Payment with respect to an Administrative Loan or a Warranty Loan, respectively, or the substitution of a Substitute Loan for a Warranty Loan and provided that such purchase or substitution of a Loan shall otherwise have been made in full compliance with the provisions of the Basic Documents, each Trustee shall assign, without recourse, representation or warranty, to the Servicer or the Warranty Purchaser, as applicable, all of such Person's right, title and interest in, to and under (a) such Administrative Loan or Warranty Loan and all monies due thereon, (b) the security interests in the related collateral, (c) amounts held on deposit in the Designated Accounts or the Lockbox Account with respect to such Loan and not applied to the Loan Balance as of the applicable Accounting Date, if any (d) proceeds from any Insurance Policies with respect to the collateral securing such Loan or any Guaranties of such Loan received after the applicable Accounting Date, if any and (e) the rights of such Person under the Purchase Agreement with respect to such Loan, such assignment being an assignment outright and not for security. Upon the assignment of such Loan described in the preceding sentence, the Servicer, the Warranty Purchaser or the Seller, as applicable, shall own such Loan, and all such security and documents, free of any further obligations to either Trustee or Beneficiaries and the Certificateholders with respect thereto.

      SECTION 4.06. Distributions.

      On or before each Determination Date, with respect to the preceding Monthly Period and the related Distribution Date, the Servicer shall calculate for each Series of Notes and the related Pool of Loans, the Available Amount, Outstanding Monthly Advances, the Total Servicing Fee, the Supplemental Servicing Fee, the Monthly Advance Reimbursement Amount, the Class A Noteholders' Interest Distributable Amount, the Class B Noteholders' Interest Distributable Amount, the Class A Noteholders' Principal Distributable Amount, the Class B Noteholders' Principal Distributable Amount, the Class A-2 Carryover Amount, the Class B-2 Carryover Amount, the Certificateholders' Distributable Amount and all other amounts required to determine the amounts to be deposited in or paid from each of the Collection Account, the Note Distribution Account, the Certificate Distribution Account and the Reserve Account, as applicable, on the next succeeding Distribution Date.

      SECTION 4.07. Reserve Account.

      The Servicer, for the benefit of the Beneficiaries and the Certificateholders, shall establish and maintain in the name of the Indenture Trustee and subject to the sole dominion and control of the Indenture Trustee an Eligible Deposit Account known as the Alliance Laundry Equipment Receivables Trust 2000-A Reserve Account (the "Reserve Account") to include the money and other property deposited and held therein pursuant to this Section 4.07 and
Section 8.2 of the Indenture. On the Closing Date, the Seller shall deposit the Initial Reserve Account Deposit into the Reserve Account.

      If the amount on deposit in the Reserve Account on any Distribution Date (after giving effect to all deposits therein or withdrawals therefrom on such Distribution Date) exceeds the Specified Reserve Account Balance for such Distribution Date, the Servicer shall instruct the Indenture Trustee to deposit into the Collection Account an amount equal to any such excess which shall be deemed Certificateholders' Distributable Amounts for distribution to the Certificateholders in accordance with the Indenture provided, however, if the Notes have been accelerated as a result of an Event of Default under the Indenture or an Early Payout Event shall have occurred and be continuing, such amounts shall be deposited into the Collection Account and shall be deemed to be Available Amounts.

      If the amount on deposit in the Reserve Account is less than the Specified Reserve Account Balance or if the Notes have been accelerated as a result of an Event of Default under the Indenture or an Early Payout Event shall have occurred and be continuing, Investment Earnings on funds in the Reserve Account, net of losses and investment expenses, up to the Specified Reserve Account Balance, will be retained in the Reserve Account and applied in accordance with
Section 8.2(d) of the Indenture.

      SECTION 4.08. Net Deposits. At any time that (i) ALS shall be the
Servicer and (ii) the Servicer shall be permitted by Section 5.04 to remit Collections on a basis other than a daily basis, the Servicer, the Seller and each Trustee may make any remittances pursuant to this Article IV net of amounts to be distributed by the applicable recipient to such remitting party. Nonetheless, each such party shall account for all of the above described remittances and distributions as if the amounts were deposited and/or transferred separately.

      SECTION 4.09. Statements to Beneficiaries and the Certificateholders.

      On each Distribution Date, the Owner Trustee shall include with each distribution to each Certificateholder, and the Indenture Trustee shall include with each distribution to each Noteholder, a statement (the "Monthly Report") (which statement shall also be provided to the Insurer, the Rating Agencies and the Initial Purchaser) based on information in the Servicer's Certificate furnished pursuant to Section 3.10. Each such statement shall set forth the following information as to the Notes with respect to such Distribution Date or the preceding Monthly Period, as applicable:

(a) the amount of the distribution allocable to interest on each class of Notes;

(b) the amount of the distribution allocable to principal of each class of Notes;

(c) the aggregate outstanding principal balance for each class of Notes and the Note Pool Factor for each class of Notes, each after giving effect to all payments reported above on such date;

(d) with respect to the Series 2 Notes only, the amount of the distribution allocable to the Carryover Amount of each class of Notes;

(e) with respect to the Series 2 Notes only, the aggregate outstanding Carryover Amount, if any, for each class of Notes, each after giving effect to all payments reported above on such date;

(f) the Aggregate Loan Balance for each Pool as of the close of business on the last day of such Monthly Period;

(g) the amount of the Total Servicing Fee for each Pool paid to the Servicer, with respect to the related Monthly Period;

(h) the amount of the Supplemental Servicing Fee for each Pool paid to the Servicer, with respect to the related Monthly Period;

(i) the amount of Aggregate Losses for each Pool for the related Monthly Period and since the Closing Date;

(j)   the Delinquency Ratio and the Default Ratio for the related Monthly
      Period;

(k) the sum of all Administrative Purchase Payments and all Warranty Payments made for each Pool for the related Monthly Period and since the Closing Date;

(l)   the amount, if any, paid by the Insurer,

(m) the amount of Monthly Advances for the related Monthly Period, the Monthly Advance Reimbursement Amount for such Distribution Date and the outstanding balance of Monthly Advances as of the last day of the related Monthly Period after giving effect to the Monthly Advance Reimbursement Amount for such Distribution Date;

(n) the balance of the Reserve Account on such date after giving effect to distributions or deposits made on such date, the amount, if any, withdrawn from the Reserve Account for the related Monthly Period, and the Specified Reserve Account Balance for such Distribution Date;

(o) the aggregate Loan Balance of Loans that were replaced with Substitute Loans with respect to the related Monthly Period;

(p) with respect to the Series 2 Notes only, the Interest Rate (subject to reduction as a result of the Asset Rate) for the next Monthly Period;

(q) with respect to each Series, the Class A Noteholders' Monthly Interest Distributable Amount and the Class A Noteholders' Interest Distributable Amount for such Distribution Date and the Class A Noteholders' Interest Shortfall for the preceding Distribution Date;

(r) with respect to each Series, the Class B Noteholders' Monthly Interest Distributable Amount and the Class B Noteholders' Interest Distributable Amount for such Distribution Date and the Class B Noteholders' Interest Shortfall for the preceding Distribution Date;

(s)   the Asset Rate for the related Monthly Period;

(t)   Liquidation Proceeds and Liquidation Expenses for the related Monthly
      Period;

(u)   the total number of Loans as of the last day of the related Monthly
      Period;

(v) the total number and aggregate Loan Balance of Defaulted Loans and Substitute Loans and Replacement Loans for the related Monthly Period and since the Closing Date; and

(w) the total amount of Collections deposited into the Collection Account for the related Monthly Period, broken down by type of Collections (i.e., prepayments, recoveries, etc.).

Each amount set forth pursuant to clauses (i),(ii),(iii),(iv) and (v) above shall be expressed as a dollar amount per $1,000 of the initial Note Principal Balance. In lieu of preparing and delivering a separate statement pursuant to this Section, a Trustee may deliver a copy of the Servicer's Certificate furnished pursuant to Section 3.10 provided that it shall include all of the information noted above.

      Within the prescribed period of time for tax reporting purposes after the end of each calendar year during the term of this Agreement, the Servicer shall prepare and execute and the Indenture Trustee and the Owner Trustee shall mail to each Person who at any time during such calendar year shall have been a holder of Notes or Certificates, respectively, and received any payments thereon, a statement prepared and supplied by the Servicer containing the sum of the amounts set forth in each of clauses (i), (ii), (iv) and (v) for such calendar year or, if such Person shall have been a Securityholder during a portion of such calendar year and received any payments thereon, for the applicable portion of such year, for the purposes of such Securityholder's preparation of federal income tax returns.

      SECTION 4.10. Information Provided to Rating Agencies. In addition to receiving any information or documents required to be delivered to any Rating Agency pursuant to any Basic Document, each Rating Agency and the Insurer may request in writing to the Servicer, and the Servicer shall deliver, reasonable additional information necessary to the Rating Agencies and the Insurer to monitor the Notes. Promptly, but in no event later than two (2) Business Days, after obtaining knowledge of an Insolvency Event with respect to the Servicer, the Seller or the

Trust, the Servicer shall deliver to each of the Ratings Agencies and the Insurer (with a copy to the Initial Purchaser) notice of such Insolvency Event.

                                   ARTICLE V
           ACCOUNTS; COLLECTIONS, DEPOSITS AND INVESTMENTS; ADVANCES

      SECTION 5.01. Establishment of Accounts.

      The Servicer, for the benefit of the Beneficiaries and the Certificateholders, shall establish and maintain in the name of the Indenture Trustee and under the Indenture Trustee's sole dominion and control an Eligible Deposit Account known as the Alliance Laundry Equipment Receivables Trust 2000-A Collection Account (the "Collection Account"), bearing an additional designation clearly indicating that the funds deposited therein are held for the benefit of the Beneficiaries and the Certificateholders.

      The Servicer, for the benefit of the Noteholders, shall establish and maintain in the name of the Indenture Trustee and under the Indenture Trustee's sole dominion and control an Eligible Deposit Account known as the Alliance Laundry Equipment Receivables Trust 2000-A Note Distribution Account (the "Note Distribution Account"), bearing an additional designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders and the Insurer.

      Pursuant to the Trust Agreement, the Servicer, for the benefit of the Certificateholders, shall establish and maintain in the name of the Owner Trustee an Eligible Deposit Account known as the Alliance Laundry Equipment Receivables Trust 2000-A Certificate Distribution Account (the "Certificate Distribution Account"), bearing an additional designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders.

      The Servicer, for the benefit of the Beneficiaries and the Certificateholders, shall establish and maintain in the name of the Indenture Trustee under the Indenture Trustee's sole dominion and control an Eligible Deposit Account known as the Alliance Laundry Equipment Receivables Trust 2000-A Lockbox Account (the "Lockbox Account") bearing an additional designation clearly indicating that the funds deposited therein are held for the benefit of the Beneficiaries and the Certificateholders.

      The Servicer shall establish and maintain the Reserve Account pursuant to the terms of Section 4.07.

      Each of the Designated Accounts shall be initially established with the Indenture Trustee and shall be maintained with the Indenture Trustee and shall be under its sole dominion and control so long as (A) the short-term unsecured debt obligations of the Indenture Trustee have the Required Deposit Rating or
(B) each of the Designated Accounts are maintained in the corporate trust department of the Indenture Trustee. All amounts held in such accounts (including amounts which the Servicer is required to remit daily to the Collection Account pursuant to Section 5.04) shall, to the extent permitted by applicable laws, rules and regulations, be invested, at the written direction of the Servicer, by such bank or trust company in Eligible

Investments. Such written direction shall constitute certification by the Servicer that any such investment is authorized by this Section 5.01. Funds deposited in the Collection Account and Reserve Account shall be invested in Eligible Investments that mature prior to the next Distribution Date except, and then only to the extent, as shall be otherwise permitted by the Rating Agencies and the Insurer. Investments in Eligible Investments shall be made in the name of the Indenture Trustee or its nominee, and such investments shall not be sold or disposed of prior to their maturity. Should the short-term unsecured debt obligations of the Indenture Trustee (or any other bank or trust company with which the Designated Accounts are maintained) no longer have the Required Deposit Rating, then the Servicer shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency and the Insurer shall consent), with the Indenture Trustee's assistance as necessary, cause the Designated Accounts (A) to be moved to a bank or trust company, the short-term unsecured debt obligations of which shall have the Required Deposit Rating and which is otherwise acceptable to the Insurer, or (B) to be moved to the corporate trust department of the Indenture Trustee. Subject to Section 4.07(c), Investment Earnings on funds deposited in the Designated Accounts and the Certificateholder Distribution Account shall be deposited into the Collection Account and shall be deemed Certificateholders' Distributable Amounts for distribution to the Certificateholders in accordance with the Indenture; provided, however, if the Notes have been accelerated as a result of an Event of Default under the Indenture or an Early Payout Event shall have occurred and be continuing, Investment Earnings on the Designated Accounts and any available Investment Earnings on the Lockbox Account shall be deposited in the Collection Account and shall be deemed to be Available Amounts. The Indenture Trustee or the other Person holding the Designated Accounts as provided in this Section 5.01(b)(i) shall be the "Securities Intermediary." If the Securities Intermediary shall be a Person other than the Indenture Trustee, the Servicer shall obtain the express agreement of (i) the Indenture Trustee as to the designation of such person as Securities Intermediary and (ii) such Person to the obligations of the Securities Intermediary set forth in Section 5.01.

      With respect to the Designated Account Property, the Indenture Trustee agrees, by its acceptance hereof, that:

(a) The Designated Accounts are accounts to which Financial Assets will be credited.

(b) All securities or other property underlying any Financial Assets credited to the Designated Accounts shall be registered in the name of the Securities Intermediary, indorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any Financial Asset credited to any of the Designated Accounts be registered in the name of the Issuer, Owner Trustee, the Servicer or the Seller, payable to the order of the Issuer, the Servicer or the Seller or specially indorsed to the Issuer, the Servicer or the Seller except to the extent the foregoing have been specially indorsed to the Securities Intermediary or in blank.

(c) All property delivered to the Securities Intermediary pursuant to the Pooling and Servicing Agreement will be promptly credited to the appropriate Designated Account.

      Each item of property (whether investment property, Financial Asset, security, instrument or cash) credited to a Designated Account shall be treated as a "financial asset" within the meaning of Section 8-102(a)(9) of the New York UCC.

      If at any time the Securities Intermediary shall receive any order from the Indenture Trustee directing transfer or redemption of any Financial Asset relating to the Securities Accounts, the Securities Intermediary shall comply with such entitlement order without further consent by the Issuer, the Owner Trustee, the Servicer, the Seller or any other person.

      The Designated Accounts shall be governed by the laws of the State of New York, regardless of any provision in any other agreement. For purposes of the UCC, New York shall be deemed to be the Securities Intermediary's jurisdiction and the Designated Accounts (as well as the Securities Entitlements related thereto) shall be governed by the laws of the State of New York.

      The Securities Intermediary has not entered into, and until the termination of this Agreement will not enter into, any agreement with any other person relating to the Designated Accounts and/or any Financial Assets credited thereto pursuant to which it has agreed to comply with entitlement orders (as defined in Section 8-102(a)(8) of the New York UCC) of such other person and the Securities Intermediary has not entered into, and until the termination of this Agreement will not enter into, any agreement with the Issuer, the Seller, the Servicer or the Indenture Trustee purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders as set forth in Section 5.01(b)(ii)(E) hereof.

      Except for the claims and interest of the Indenture Trustee and of the Issuer in the Designated Accounts, to the best of its knowledge without independent investigation the Securities Intermediary knows of no claim to, or interest in, the Designated Accounts or in any Financial Asset credited thereto. If any other person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Designated Accounts or in any Financial Asset carried therein, the Securities Intermediary will promptly notify the Indenture Trustee, the Servicer and the Issuer thereof.

      The Securities Intermediary will promptly send copies of all statements, confirmations and other correspondence concerning the Designated Accounts and/or any Designated Account Property simultaneously to each of the Servicer, the Indenture Trustee and the Insurer at the addresses set forth in Appendix B to this Agreement.

      The Servicer shall have the power, revocable by the Indenture Trustee, by the Owner Trustee with the consent of the Indenture Trustee, or by the Insurer, if the Insurer is the Controlling Party, to instruct the Indenture Trustee in writing to make withdrawals and payments from the Designated Accounts and to apply such amounts in accordance with the provisions of the Basic Documents. Notice of any revocation shall be provided to the Insurer by the Servicer or the Indenture Trustee.

      The Indenture Trustee shall possess all right, title and interest in and to all funds on deposit from time to time in the Designated Accounts and the Lockbox Account and in all proceeds thereof. The Designated Accounts and the Lockbox Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Beneficiaries and the Certificateholders.

      The Servicer shall not direct the Indenture Trustee to make any investment of any funds or to sell any investment held in any of the Designated Accounts or the Lockbox Account unless the security interest granted and perfected in such account shall continue to be perfected in such investment or the proceeds of such sale, in either case without any further action by any Person, and, in connection with any written direction to the Indenture Trustee to make any such investment or sale, the Servicer (so long as the Servicer is ALS or an Affiliate thereof or successor thereto under Section 7.02) shall deliver to the Indenture Trustee and the Insurer, at the request of the Indenture Trustee or the Insurer, an Opinion of Counsel to such effect acceptable to the Insurer. The Servicer shall reimburse any Designated Account pursuant to Section 5.07 hereof for any investment losses in excess of investment earnings on investments held in such Designated Accounts.

      Pursuant to the Trust Agreement, the Owner Trustee shall possess all right, title and interest in and to all funds on deposit from time to time in the Certificate Distribution Account and in all proceeds thereof. Except as otherwise provided herein or in the Trust Agreement, the Certificate Distribution Account shall be under the sole dominion and control of the Owner Trustee for the benefit of the Certificateholders. If, at any time, the Certificate Distribution Account ceases to be an Eligible Deposit Account, the Servicer shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Certificate Distribution Account as an Eligible Deposit Account and shall cause the Owner Trustee to transfer any cash and/or any investments in the old Certificate Distribution Account to such new Certificate Distribution Account.

      The Indenture Trustee, the Owner Trustee, the Securities Intermediary and each other Eligible Institution with whom a Designated Account, the Lockbox Account or the Certificate Distribution Account is maintained waives any right of set-off, counterclaim, security interest or bankers' lien to which it might otherwise be entitled.

      SECTION 5.02. [Reserved.]

      SECTION 5.03. [Reserved.]

      SECTION 5.04. Collections. The Servicer shall remit to the Lockbox
Account or the Collection Account all payments by or on behalf of the Obligors on the Loans, all Insurance Proceeds, all Liquidation Proceeds and proceeds from any Guaranties and received directly by the Servicer, notwithstanding the Servicer's notice to each Obligor pursuant to Section 3.12, within two Business Days after receipt thereof. Any available funds in the Lockbox Account shall be deposited into the Collection Account no later than the second Business Day following the date of receipt thereof. Notwithstanding the foregoing, the Servicer shall not be required to remit such Collections within such two Business Days but may remit Collections received during a Monthly Period to the Collection Account in immediately available funds on the second Business Day preceding the related Distribution Date but only for so long as (i) ALS is the Servicer, (ii) (x) the Servicer satisfies the requirements for monthly remittances established by the Rating Agencies, and upon the satisfaction of such requirements, the Rating Agencies reaffirm the rating of the Securities at the level at which they would be rated if Collections were remitted within two Business Days or (y) the short-term unsecured debt obligations of ALS are rated at least A-1+ by Standard & Poor's Ratings Services and P-1 by Moody's Investors Service, (iii) a Servicer Default, an Event of Default or Early Payout Event shall not have occurred and be continuing and (iv) the Insurer shall have given its consent thereto. The Indenture Trustee shall not be deemed to have knowledge of any event or circumstance under clause (iii) of the immediately preceding sentence that would require remittance within two Business Days by the Servicer to the Collection Account unless the Indenture Trustee has received notice of such event or circumstance from the Insurer, the Seller or the Servicer in an Officer's Certificate or from Noteholders whose Notes evidence not less than 25% of the Outstanding Amount of the Voting Notes as of the close of the preceding Distribution Date or unless a Responsible Officer in the Corporate Trust Office with knowledge hereof and familiarity herewith has actual knowledge of such event or circumstance. For purposes of this Article V the phrase "payments by or on behalf of Obligors" shall mean payments made by Persons other than the Servicer.

      Based upon the amounts set forth in the Servicer's Certificate, the Servicer shall direct the Indenture Trustee to distribute the Available Amount in the Collection Account according to the priority set forth in Section 8.2 of the Indenture.

      SECTION 5.05. Investment Earnings and Supplemental Servicing Fees. The Servicer shall be entitled to receive all Supplemental Servicing Fees, and, except as otherwise provided in Section 4.07(b) and (c) and Section 5.01(b)(i) hereof, the Certificateholders shall be entitled to receive all Investment Earnings on the Designated Accounts and the Certificate Distribution Account when and as distributed pursuant to the Indenture without any obligation to (a) either Trustee, (b) with respect to the Supplemental Servicing Fees, the Certificateholders or (c) with respect to the Investment Earnings, the Servicer, in respect thereof.

      SECTION 5.06. Monthly Advances. As of each Accounting Date, if the payments during the related Monthly Period by or on behalf of the Obligor on a Loan (other than an Administrative Loan, a Warranty Loan or a Defaulted Loan) after application under subsection 3.11(a) shall be less than the Scheduled Payment, then the Servicer may, if in its sole discretion it deems the shortfall recoverable, but in either event shall not be obligated to, advance from its own funds any such shortfall (such amounts, a "Monthly Advance"). In addition, the Servicer shall be required to advance amounts as required by the Lockbox Agreement. The Servicer shall receive Monthly Advance Reimbursement Amounts pursuant to Section 8.2 of the Indenture.

      SECTION 5.07. Additional Deposits. The Servicer shall deposit in any Designated Account the reimbursement amounts for investment losses in excess of investment earnings for the prior Monthly Period, if any, on the Designated Accounts for purposes of restoring such principal balances as were previously held in such Designated Account. Monthly Advances pursuant to

Section 5.06 and the proceeds of Administrative Purchase Payments and the Warranty Payments with respect to Administrative Loans and Warranty Loans, respectively, shall be deposited into the Collection Account. All such deposits with respect to a Monthly Period shall be made in immediately available funds two Business Days prior to the Distribution Date related to such Monthly Period.

      SECTION 5.08. Ambac Policy Proceeds. All proceeds with respect to the Ambac Policy shall be deposited in the Note Distribution Account for distribution to Class A Noteholders as set forth in Section 6.17 of the Indenture.

                                   ARTICLE VI
                THE SELLER; REPRESENTATIONS AND WARRANTIESOF THE
                            SELLER AND THE SERVICER

      SECTION 6.01. Representations and Warranties of the Seller and the Servicer. The Seller, the Originator and the Servicer, in its capacity as such, each makes the following representations and warranties as to itself on which the Issuer is relying in acquiring the Loans hereunder and issuing the Securities under the other Transfer and Servicing Agreements and for the benefit of the Indenture Trustee, the Insurer and the Noteholders. The following representations and warranties are made severally by each of the Seller, the Originator, and the Servicer (for purposes of this Section 6.01, each, a "Party") and speak as of the Closing Date but shall survive the sale, transfer and assignment of the Loans to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

(a)   Representations and Warranties as to each Party.

      (i) Organization and Good Standing. Such Party has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted, and had at all relevant times, and now has, power, authority and legal right (A) in the case of the Seller, to acquire, own and sell the Loans and (B) in the case of the Servicer, to service the Loans as provided in this Agreement;

      (ii) Due Qualification. Such Party is duly qualified to do business as a foreign limited liability company in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business (including, in the case of the Servicer, the servicing of the Loans as required by this Agreement) requires or shall require such qualification;

      (iii) Power and Authority. Such Party (A) has the power and authority to execute and deliver the Basic Documents to which it is a party (as used in this Section 6.01(a), the "applicable Basic Documents") and to carry out the respective terms of such agreements, (B) in the case of the Seller, has the power and authority to sell and assign the property to be sold and assigned to and deposited with the Issuer as part of the Owner Trust Estate and has duly authorized such sale and assignment to the Issuer by all necessary limited liability company action, and (C) in the case of the Originator, has the power and authority to sell and assign the property to be sold and assigned to the Seller and has duly authorized such sale and assignment to the Seller by all necessary limited liability company action; and the execution, delivery and performance by such Party of the applicable Basic Documents have been duly authorized by such Party by all necessary limited liability company action;

      (iv) Binding Obligations. The applicable Basic Documents, when duly executed and delivered, shall constitute a legal, valid and binding obligation of such Party enforceable against such Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law;

      (v) No Violation. The consummation by such Party of the transactions contemplated by the applicable Basic Documents and the fulfillment of the terms of such agreements by such Party shall not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice or lapse of time) a default under, the limited liability company agreement of such Party, or any indenture, agreement or other instrument to which such Party is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument, other than the applicable Basic Documents, or violate any law or, to such Party's knowledge, any order, rule or regulation applicable to such Party of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over such Party or any of its properties;

      (vi) No Proceedings. There are no proceedings or, investigations pending or, to such Party's knowledge, threatened before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over such Party or its properties (i) asserting the invalidity of the applicable Basic Documents, any Securities issued pursuant thereto and, in the case of the Seller, the Custodial Agreement or the Administration Agreement, (ii) seeking to prevent the issuance of such Securities or the consummation of any of the transactions contemplated by the applicable Basic Documents, or (iii) seeking any determination or ruling that might materially and adversely affect the performance by such Party of its obligations under, or the validity or enforceability of, such Securities, under the applicable Basic Documents; and

      (vii) Consents and Approvals. No consent or authorization of, filing with, notice to or other act by or in respect of any Governmental Authority or any other Person is required in connection with the transactions contemplated hereunder or with the execution, delivery, performance, validity or enforceability of this Agreement or any of the other Basic Documents except as to such consents which have already been obtained prior to the Closing Date and filings necessary to perfect the security interests of the Indenture Trustee in the Trust Estate.

(b)   Representations and Warranties of the Seller Only.

      (i) Good Title. No Loan has been sold, transferred, assigned or pledged by the Seller to any Person other than the Issuer; immediately prior to the conveyance of the Loans pursuant to this Agreement the Seller had good and marketable title thereto, free of any Lien; and, upon execution and delivery of this Agreement by the Seller, the Issuer shall have all of the right, title and interest of the Seller in, to and under the Purchased Property transferred thereby free of any Lien;

      (ii) All Filings Made. All filings (including UCC filings) necessary in any jurisdiction to give the Issuer a first priority perfected security or ownership interest in the Owner Trust Estate (other than Exempt Collateral) shall have been made, and the Loans and the Equipment constitute Code Collateral; and

      (iii) Valid Sale. This Agreement constitutes a valid sale, transfer and assignment of the Purchased Property transferred thereby, enforceable against creditors of and purchasers from the Seller.

      (iv) Financial Condition. The Seller is solvent and able to pay its debts when due, and is not the subject of any case or proceeding, domestic or foreign, relating to bankruptcy, insolvency, reorganization, arrangement, adjustment of debts, winding-up, liquidation, dissolution, composition, receivership, trusteeship, custodianship, or any other proceeding regarding relief of debtors or enforcement of creditors' rights. The Seller shall not take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing cases or proceedings. The Seller is not a defendant in any case, proceeding or other action seeking issuance of a writ or warrant of attachment, execution, distraint or similar process against all or any part of its assets.

      (v) Place of Business. The principal places of business and chief executive office of the Seller and the offices where it keeps all of its Loan Files (other than those held by the Custodian) is located at Shepard Street, Ripon, WI 54971-0990.

      (iv) Absence of Event. No event has occurred which materially and adversely affects the Seller's operations or its ability to perform its obligations under the Basic Documents to which it is a party.

(c)   Representations and Warranties of the Originator Only.

      (i) Purchase Agreement Representations and Warranties. The representations and warranties of the Originator in Sections 3.01 and 3.02 of the Purchase Agreement are true and correct as of the Closing Date.

      (ii) Absence of Event. No event has occurred which materially and adversely affects the Originator's operations or its ability to perform its obligations as Originator under the Basic Documents.

      Representations and Warranties of the Servicer Only. No Servicer Default has occurred and no condition exists which, upon the issuance of the Notes would constitute a Servicer Default.

      SECTION 6.02. Liability of Seller. The Seller shall be liable in accordance with this Agreement only to the extent of the obligations in this Agreement specifically undertaken by the Seller.

      SECTION 6.03. Merger or Consolidation of, or Assumption of the Obligations of, Seller; Amendment of Limited Liability Company Agreement.

      Any entity (i) into which the Seller may be merged or consolidated, (ii) resulting from any merger or consolidation to which the Seller shall be a party,
(iii) succeeding to the business of the Seller, or (iv) more than 50% of the voting interests of which is owned directly or indirectly by ALS, which entity in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Seller under this Agreement, shall be the successor to the Seller under this Agreement without the execution or filing of any document or any further act on the part of any of the parties to this Agreement; provided that the Seller shall provide 10 days' prior notice of any merger, consolidation or succession pursuant to this Section 6.03 to the Rating Agencies and obtain the prior written consent of the Insurer.

      The Seller hereby agrees that during the term of this Agreement it shall not amend the definition of "Independent Manager" or Sections 1.3, 1.4, 1.5, 1.7, 4.1, 4.2, 4.4, 5.1, 5.3, 5.4, 5.5, 6.1, 6.2, 6.3, 9.1 or 9.7 or Schedule 1
of its limited liability agreement without obtaining the prior written consent of the Rating Agencies and the Insurer, so long as the Insurer is the Controlling Party, and the prior written consent of the Holders of Certificates evidencing not less than a majority of the ownership interest in the Trust as of the close of the preceding Distribution Date.

      SECTION 6.04. Limitation on Liability of Seller and Others. The Seller and any director or officer or employee or agent of the Seller may rely in good faith on the advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement. The Seller shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its obligations as Seller of the Loans under this Agreement and that in its opinion may involve it in any expense or liability.

      SECTION 6.05. Seller May Own Securities. Each of the Seller and any Person controlling, controlled by or under common control with the Seller may in its individual or any other capacity become the owner or pledgee of Securities with the same rights as it would have if it were not the Seller or an Affiliate thereof except as otherwise specifically provided herein. Except as otherwise provided herein, Securities so owned by or pledged to the Seller or such controlling or commonly controlled Person shall have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority or distinction as among all of such Securities.

      SECTION 6.06. Rule 144A. The Seller, the Issuer and the Servicer shall furnish, upon the request of any Noteholder, the Insurer or the Owner Trustee, to the Trust the information required to be delivered under Rule 144A(d)(4) under the 1933 Act if at the time of such request the Issuer or the Seller is not a reporting company under Section 13 or Section 15(d) of the Exchange Act, and any of the Notes are "restricted securities" within the meaning of Rule 144(a)(3) under the 1933 Act at such time.

                                  ARTICLE VII
                       LIABILITIES OF SERVICER AND OTHERS

      SECTION 7.01. Liability of Servicer; Indemnities.

(a) The Servicer shall be liable in accordance with this Agreement only to the extent of the obligations in this Agreement specifically undertaken by the Servicer. Such obligations shall include (but are not limited to) the following:

      (i) The Servicer shall defend, indemnify and hold harmless each Trustee, the Issuer, and the Beneficiaries and the Certificateholders from and against any and all costs, expenses, losses, damages, claims and liabilities arising out of or resulting from claims by third parties (other than parties to the Basic Documents) arising from the servicing of Loans or the use, ownership, repossession (other than losses related to a decline in value of the Equipment repossessed) or operation by the Servicer or any Affiliate thereof of any item of Equipment or other collateral therefor;

      (ii) The Servicer shall indemnify, defend and hold harmless each Trustee, the Insurer and the Issuer from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated in this Agreement, including any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but not including any taxes asserted with respect to, and as of the date of, the sale of the Loans to the Issuer or the issuance and original sale of the Securities, or asserted with respect to ownership of the Loans, or federal or other income taxes arising out of distributions on the Securities, or any fees or other compensation payable to any such Person) and costs and expenses in defending against the same;

      (iii) The Servicer shall indemnify, defend and hold harmless each Trustee, the Issuer, and the Beneficiaries and the Certificateholders from and against any and all costs, expenses, losses, claims, damages, and liabilities (including, without limitation, reasonable fees and expenses of counsel and expenses of litigation reasonably incurred) to the extent that such cost, expense, loss, claim, damage, or liability arose out of, or was imposed upon such Trustee, the Issuer, or the Beneficiaries and the Certificateholders through the negligence, willful misfeasance or bad faith of the Servicer or any breach or failure by the Servicer in the performance of its duties under this Agreement and any other Basic Documents or by reason of negligent disregard of its obligations and duties or if any of the representations and warranties by the Servicer shall be inaccurate as of the date made under any of the Basic Documents; and

      (iv) The Servicer (other than the Indenture Trustee in its capacity as successor Servicer pursuant to Section 8.02 hereof) shall indemnify, defend and hold harmless each Trustee and their respective agents, officers, directors and servants, from and against all costs, expenses, losses, claims, damages and liabilities (including, without limitation, reasonable fees and expenses of counsel and expenses of litigation reasonably incurred) arising out of or incurred in connection with (x) in the case of the Owner Trustee, the Indenture Trustee's performance of its duties under the Basic Documents, (y) in the case of the Indenture Trustee, the Owner Trustee's performance of its duties under the Basic Documents or (z) the acceptance, administration or performance by, or action or inaction of, the applicable Trustee of the trusts and duties contained in this Agreement, the Basic Documents, the Indenture (in the case of the Indenture Trustee), including the administration of the Trust Estate, and the Trust Agreement (in the case of the Owner Trustee), including the administration of the Owner Trust Estate, except in each case to the extent that such cost, expense, loss, claim, damage or liability: (A) is due to the willful misfeasance, bad faith or gross negligence of the Person seeking to be indemnified, (B) to the extent otherwise payable to the Indenture Trustee, arises from the Indenture Trustee's breach of any of its representations or warranties in Section 6.13 of the Indenture or
            (C) to the extent otherwise payable to the Owner Trustee, arises from the Owner Trustee's breach of any of its representations or warranties set forth in Section 6.6 of the Trust Agreement.

(b) Indemnification under this Section 7.01 shall survive the resignation or removal of the Owner Trustee or the Indenture Trustee or the termination of this Agreement. If the Servicer has made any indemnity payments pursuant to this Section 7.01 and the recipient thereafter collects any of such amounts from others, the recipient shall promptly repay such amounts collected to the Servicer, without interest.

(c) The Servicer shall pay any amounts owing pursuant to Section 7.01 hereof directly to the indemnified Person and such amounts will not be deposited in the Collection Account.

(d) Indemnification pursuant to this Section 7.01 will include, without limitation, reasonable fees and expenses of counsel and expenses of litigation reasonably incurred.

(e)   Notwithstanding the foregoing indemnification obligations, nothing in this
      Section 7.01 shall be intended by the parties to constitute a guaranty by the Servicer of repayment of the Loans.

      SECTION 7.02. Merger or Consolidation of, or Assumption of the Obligations of, the Servicer. Notwithstanding anything in this Agreement to the contrary, without the consent of the Insurer or any other person, (a) the Servicer may consolidate, merge or sell all or substantially all of its assets and (b) any entity (i) into which the Servicer may be merged or consolidated, (ii) resulting from any merger, conversion or consolidation to which the Servicer shall be a party, (iii) succeeding to the business of the Servicer, or (iv) more than 50% of the voting interests of which is owned directly or indirectly by ALS and which is otherwise servicing the Seller's loans, which corporation or other entity in any of the foregoing cases executes an agreement of assumption reasonably satisfactory to the Insurer and Indenture Trustee to perform every obligation of the Servicer under this Agreement shall be the successor to the Servicer under this Agreement without the further execution or filing of any paper or any further act on the part of any of the parties to this Agreement provided that immediately after giving effect thereto, there shall be no Servicer Default and the successor entity's ratings on its senior subordinate unsecured obligations are not less than "B-" by Standard & Poor's and "B3" by Moody's Investors Service and the successor entity satisfies the financial covenants specified in Section 3.07(i) on a pro forma basis (except to the extent such covenants do not apply to the Servicer pursuant to this Agreement). In the event that the requirements in the proviso of the preceding sentence are not satisfied, if the Insurer is the Controlling Party, such transaction shall require the Insurer's written consent, not to be unreasonably withheld. Pursuant to this Section 7.02, the Servicer shall provide the Insurer and the Rating Agencies at least thirty days' prior written notice of any merger, consolidation or succession and a copy of the agreement of assumption in respect of such merger, consolidation or succession, the pro forma financial calculations supporting the successor entity's compliance with the financial covenants specified in Section 3.07(i), if applicable, and such other additional information as the Insurer shall reasonably request. It is understood that nothing in this Section 7.02 shall be construed to limit or otherwise impair the ability of the Seller or any Interested Party to enforce such remedies as are available to them under the Basic Documents.

      SECTION 7.03. Limitation on Liability of Servicer and Others.

      Neither the Servicer nor any of the directors or officers or employees or agents of the Servicer shall be under any liability to the Issuer or the Securityholders, except as specifically provided in this Agreement, for any action taken or for refraining from the taking of any action pursuant to the Basic Documents or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such Person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence (negligence, in the case of the initial Servicer) in the performance of duties or by reason of reckless (negligent, in the case of the initial Servicer) disregard of obligations and duties under the Basic Documents. The Servicer and any director, officer or employee or agent of the Servicer may rely in good faith on the advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement.

      [Reserved.]

      Except as provided in this Agreement, the Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties to service the Loans in accordance with this Agreement and that in its opinion may involve it in any expense or liability; provided, however, that the Servicer may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties to this Agreement and the interests of the Beneficiaries and the Certificateholders under this Agreement and the Beneficiaries and (to the extent expressly provided therein) the Certificateholders under the Indenture and the interests of the Certificateholders under the Trust Agreement. In such event, the reasonable legal expenses and costs for such action and any liability resulting therefrom that is not incidental to its duties to service the Loans in accordance with this Agreement shall be expenses, costs and liabilities of the Issuer and the Servicer shall be entitled to be reimbursed therefor.

      The Indenture Trustee shall distribute out of the Collection Account on a Distribution Date any amounts permitted for reimbursement pursuant to subsection 7.03(c) which have not been previously reimbursed in accordance with Section 8.2 of the Indenture; provided, however, that the Indenture Trustee shall not distribute such amounts if the amount on deposit in the Reserve Account (after giving effect to all deposits and withdrawals pursuant to Section 8.2 of the Indenture) is greater than zero but less than the Specified Reserve Account Balance for such Distribution Date.

      SECTION 7.04. Delegation of Duties. So long as ALS acts as Servicer, the Servicer may, at any time without notice or consent, delegate any duties under this Agreement to any other entity more than 50% of the voting stock of which is owned, directly or indirectly, by ALS. The Servicer may at any time perform specific duties as Servicer through sub-contractors who are in the business of servicing stand alone commercial laundry equipment loans; provided, however, that (i) Servicer shall not delegate to any such sub-contractor any material portion of such servicing duties without Insurer consent if the Insurer is the Controlling Party, and (ii) no such delegation shall relieve the Servicer of its responsibility with respect to such duties.

      SECTION 7.05. Servicer Not to Resign. Subject to the provisions of
Section 8.02, the Servicer shall not resign from the obligations and duties imposed on it by this Agreement as Servicer without the consent of the Controlling Party, except upon determination that the performance of its duties under this Agreement is no longer permissible under applicable law. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to each Trustee and the Insurer and the Rating Agencies (with a copy to the Initial Purchaser). No such resignation shall become effective until the Indenture Trustee or a successor Servicer acceptable to the Insurer shall have assumed the responsibilities and obligations of the Servicer in accordance with Section 8.02.

                                  ARTICLE VIII
                                     DEFAULT

      SECTION 8.01. Servicer Defaults. Each of the following shall constitute a "Servicer Default":

(a) any failure by the Servicer to deliver to the Indenture Trustee for deposit in any of the Designated Accounts or the Lockbox Account or to the Owner Trustee for deposit in the Certificate Distribution Account any required payment or to direct the Indenture Trustee to make any required distributions therefrom, which failure continues unremedied for a period of three Business Days after the date when due.

(b) failure on the part of the Seller or the Servicer to duly observe or perform any other covenants or agreements of the Seller or the Servicer set forth in the Purchase Agreement, this Agreement or any of the other Basic Documents which failure (i) materially and adversely affects the rights of the Beneficiaries or the Certificateholders, and (ii) continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller or the Servicer, as applicable, by the Indenture

      Trustee, if the Insurer is the Controlling Party, at the direction of the Insurer, or to the Seller or the Servicer, as applicable, and to either Trustee by the Controlling Party;

(c) the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, liquidator or similar official for the Seller or the Servicer, in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding up or liquidation of their respective affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days;

(d) the consent by the Seller or the Servicer to the appointment of a conservator or receiver, liquidator or similar official in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities, or similar proceedings of or relating to the Seller or the Servicer or of or relating to substantially all of their respective property; or the Seller or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

(e) the failure to distribute a Monthly Report (or a Servicer's Certificate in lieu of such Monthly Report) pursuant to the terms of Section 4.09 within one Business Day after the related Determination Date;

(f) any assignment of rights or delegation of duties by the Servicer in violation of this Agreement;

(g) any material adverse change in the properties, business or condition (financial or otherwise) of the Servicer or the existence of any other condition which, in each case, constitutes, or if the Insurer is the Controlling Party, in the sole discretion of the Insurer constitutes, a material impairment of the Servicer's ability to perform its obligations under this Agreement; provided that a change in the value of any Loan shall not result in an Event of Default under this subsection (g);

(h) the first to occur of (i) an event of default by the Servicer or its Affiliate, as applicable, in the performance of any term, provision or condition of any indebtedness for borrowed money in excess of $5,000,000, which event of default other than a payment default is neither waived pursuant to an unconditional waiver nor cured within 60 days (inclusive of any cure period or other period of grace) as of the date upon which such event of default occurs or (ii) the acceleration of any such indebtedness as a result of an event of default, such that any indebtedness due thereunder is due prior to its stated maturity; or any such indebtedness shall be declared to be due and payable prior to the date of maturity thereof or shall be unpaid on its maturity date;

(i) a final judgment or judgments for the payment of money in excess of $5,000,000.00 in the aggregate against the Servicer and the same shall not be discharged (or provisions made for such discharge) or bonded, or a stay of execution thereof shall not be procured, within sixty days from the date of entry thereof and the Servicer shall not, within said period of sixty days, or within such longer period during which execution of the same shall have been stayed or bonded, appeal therefrom and cause the execution thereof to be stayed during such appeal;

(j) if ALS is the Servicer, the breach by the Servicer of one or both of the covenants set forth in Section 3.07(i);

(k) the breach in any material respect by the Servicer of any representation or warranty made by the Servicer under this Agreement or any of the Basic Documents;

(l) if ALS is the Servicer, the Servicer's senior secured obligations are downgraded by Moody's Investors Service to ratings below B1 or by Standard & Poor's Ratings Services to ratings below B+, or (ii) the Servicer's senior subordinate unsecured obligations are downgraded by Moody's Investors Service to ratings below B3 or by Standard & Poor's Ratings Services to ratings below B-;

(m)   the occurrence of a Servicer Default Trigger; or

(n)   the occurrence of a Cumulative Trigger.

      SECTION 8.02. Consequences of a Servicer Default.

      If a Servicer Default shall occur and be continuing (and has not been waived in writing by the Controlling Party), the Controlling Party by notice then given in writing to the Servicer and the Owner Trustee (and to the Indenture Trustee if given by the Securityholders) may, in addition to other rights and remedies available in a court of law or equity to damages, injunctive relief and specific performance, elect to waive such Servicer Default or direct the Indenture Trustee to terminate all of the rights and obligations of the Servicer as Servicer under this Agreement (provided that a termination shall occur without notice upon a Servicer Default under Section 8.01(c) or (d)). On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Securities or the Loans or otherwise, shall pass to and be vested in the Indenture Trustee and any successor Servicer pursuant to and under Section 8.03. The Indenture Trustee and any successor Servicer is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Loans and related documents, or otherwise. The predecessor Servicer agrees to cooperate with the Indenture Trustee and any successor Servicer in effecting the termination of the responsibilities and rights of the Servicer under this Agreement, including the transfer to either Trustee for administration by it of all cash amounts that shall at the time be held by the Servicer for deposit, or that shall have been deposited by the Servicer in the Lockbox Account, the Collection Account, the Reserve Account, the Note Distribution Account or the Certificate Distribution Account or thereafter received with respect to the Loans that shall at that time be held by the Servicer, and will provide the Indenture Trustee and any successor Servicer reasonable access to the servicing systems and records with respect to the Loans. In addition to any other amounts that are then payable to the predecessor Servicer under this Agreement, the predecessor Servicer shall be entitled to receive from the successor Servicer the portions of any Monthly Advance Reimbursement Amount which relates to any Monthly Advance made by the terminated Servicer. To assist the successor

Servicer in enforcing all rights under the Loans, the predecessor Servicer, at its own expense, shall transfer its electronic records relating to such Loans to the successor Servicer in such electronic form as is then-maintained by the predecessor Servicer in the ordinary course of its business and shall transfer the related Loan Files and all other records, correspondence and documents relating to the Loans that it may possess to the successor Servicer in the manner and at such times as the successor Servicer shall reasonably request.

     Following the occurrence of a Servicer Default, but without limiting the rights of the Indenture Trustee or the Controlling Party under any other provisions of the Basic Documents, the Controlling Party may direct the Indenture Trustee to conduct a review of the Servicer's cash application procedures with respect to Collections on the Loans, including, without limitation, transfers from the Lockbox Account to the Collection Account, and the Indenture Trustee hereby agrees to conduct such review, or cause a third party to conduct such review, at the expense of the Servicer, on such basis as the Controlling Party shall reasonably determine.

     SECTION 8.03. Indenture Trustee to Act; Appointment of Successor. On and
                   --------------------------------------------------
after the time the Servicer receives a notice of termination pursuant to Section
8.02 unless and until the Controlling Party has designated a successor Servicer, which has accepted such appointment, the Indenture Trustee shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for in this Agreement, and shall be subject to all the responsibilities, restrictions, duties and liabilities relating thereto placed on the Servicer by the terms and provisions of this Agreement; provided, however, that the predecessor Servicer shall remain liable for, and the successor Servicer shall have no liability for, any indemnification obligations of the Servicer arising as a result of acts, omissions or occurrences during the period in which the predecessor Servicer was the Servicer; and provided, further, that ALS shall remain liable for all such indemnification obligations of the Servicer without regard to whether it is still Servicer hereunder. As compensation therefor, the Indenture Trustee or a successor Servicer designated by the Controlling Party shall be entitled to reimbursement of costs and expenses incurred in the transfer and conversion of the electronic records relating to the Loans received from the predecessor Servicer, together with such compensation (whether payable out of the Collection Account or otherwise) as the Servicer would have been entitled to under this Agreement if no such notice of termination had been given including, but not limited to, the Total Servicing Fee and Supplemental Servicing Fees. In the event the Indenture Trustee becomes the successor Servicer, it hereby reserves the right to terminate any then-existing sub-servicing agreements as may be entered into pursuant to Section 7.04 hereof. Notwithstanding the above, the Indenture Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, a successor (i) having a net worth of not less than $10,000,000,
(ii) acceptable to the Insurer and (iii) whose regular business includes the servicing of equipment loans, as the successor to the Servicer under this Agreement in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer under this Agreement. In connection with such appointment and assumption, the Indenture Trustee may make such arrangements for the compensation of such successor out of payments on Loans as it and such successor shall agree, subject to the consent of the Insurer if the Insurer is the Controlling Party; provided, that if a successor Servicer is appointed and assumes the duties of successor Servicer hereunder, the Basic Servicing Fee Rate used to calculate the Basic Servicing Fee payable to the successor Servicer shall be a rate agreed upon by such successor Servicer and the person or group appointing it hereunder but not in excess of 1.0% unless the Rating Agency Condition has been satisfied. The Indenture Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. So long as the Insurer is the Controlling Party, unless the Controlling Party shall otherwise consent, no removal or resignation of the Servicer shall (other than under Section 8.02(a) with respect to a Servicer Default under Section 8.01(c) or (d)) become effective until the Indenture Trustee, the Back-up Servicer under Section 3.14 or another successor Servicer acceptable to the Insurer shall have assumed the Servicer's responsibilities and obligations in accordance with this Section 8.03.

     SECTION 8.04. Notification to the Beneficiaries and the Certificateholders.
                   ------------------------------------------------------------
  Upon any termination of, or appointment of a successor to, the Servicer pursuant to this Article VIII, the Indenture Trustee shall give prompt written notice thereof to the Noteholders, the Insurer and the Rating Agencies (with a copy to the Initial Purchaser), and the Owner Trustee shall give prompt written notice thereof to the Certificateholders.

     SECTION 8.05. Waiver of Past Defaults. The Controlling Party may, on
                   -----------------------
behalf of all Beneficiaries and the Certificateholders, waive any default by the Servicer in the performance of its obligations hereunder and its consequences, including a default in making any required deposits to or payments from any of the accounts in accordance with this Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

     SECTION 8.06. Effects of Termination or Resignation of Servicer.
                   -------------------------------------------------

     Upon the appointment of the successor Servicer, the predecessor Servicer shall immediately remit any Scheduled Payments, Liquidation Proceeds or other payments that it may receive pursuant to any Loan or otherwise to the successor Servicer for the benefit of the Issuer after such date of appointment.

     After the termination of the Servicer pursuant to Section 8.02 or resignation pursuant to Section 7.05 (except as otherwise provided in Section
7.05 or 8.03), the predecessor Servicer shall have no further rights or obligations with respect to the management or servicing of the Trust Estate or the enforcement, custody or collection of the Loans, and the successor Servicer shall have all of such obligations, except that the predecessor Servicer will transmit or cause to be transmitted directly to the successor Servicer for the benefit of the Noteholders and the Insurer, promptly upon receipt and in the same form in which received, any amounts held by the predecessor Servicer (properly endorsed where required for the successor Servicer to collect them) received as payments upon or otherwise in connection with the Loans. The predecessor Servicer's indemnification obligations pursuant to Section 7.01 hereof will survive the termination or resignation of the predecessor Servicer but will not extend to any acts or omissions of a successor Servicer.

                                   ARTICLE IX
                            TERMINATION; REDEMPTION

      SECTION 9.01. Optional Purchase of All Loans. On the last day of any Monthly Period as of which the Aggregate Loan Balance of the Loans held by the Trust is 10% or less of the Aggregate Initial Loan Balance, the Servicer shall have the option, but not the obligation, to purchase the Trust Estate at a price equal to the aggregate Administrative Purchase Payments for all Loans (including Defaulted Loans) plus the appraised value of any other property held by the Trust (less the Liquidation Expenses to be incurred in connection with the recovery thereof), such value to be determined by an appraiser mutually agreed upon by the Servicer, each Trustee and, if the Insurer is the Controlling Party, the Insurer (the "Optional Purchase Price"); provided, however, that the Servicer may not exercise its option if the Optional Purchase Price would be less than the sum of (i) the Redemption Price of the Notes, (ii) all administrative expenses, operating costs and amounts to third parties due as of such Distribution Date and (iii) all Reimbursement Amounts due to the Insurer, if any. In the event the Servicer elects to exercise its option, the Issuer shall redeem the Notes in accordance with this Section 9.01 effective as of such date of purchase. The Issuer shall be required to notify the Indenture Trustee and the Insurer in writing by no later than five (5) Business Days prior to a notice required to be sent by the Indenture Trustee pursuant to Section 10.1(a) of the Indenture. To exercise such option, the Servicer shall deposit in the Collection Account an amount equal to the Optional Purchase Price. Thereupon subject to the provisions in the Indenture regarding discharge of Trust Estate, including return of the Ambac Policy, the Servicer shall succeed to all interests in and to the property of the Trust (other than the Designated Accounts and the Certificate Distribution Account).

      SECTION 9.02. Termination of the Agreement. Unless otherwise agreed by the Seller, the Servicer, the Issuer and the Beneficiaries and the Certificateholders, this Agreement shall terminate upon termination of the Indenture and the Servicer shall give the Owner Trustee prompt notice of such termination; provided that the Notes and all other amounts due to third parties referred to in Section 9.01 have been paid in full, and all amounts due to the Insurer have been paid and the Ambac Policy has been returned.

                                   ARTICLE X
                            MISCELLANEOUS PROVISIONS

      SECTION 10.01. Amendment.

      This Agreement may be amended by the Seller, the Servicer and the Issuer with the consent of the Indenture Trustee and, so long as the Insurer is the Controlling Party, the consent of the Insurer, but without the consent of any of the Securityholders, (i) to cure any ambiguity, (ii) to correct or supplement any provision in this Agreement that may be defective or inconsistent with any other provision in this Agreement or any other Basic Document, (iii) add to the covenants, restrictions or obligations of the Seller, the Servicer, the Insurer or either Trustee or (iv) add, change or eliminate any other provision of this Agreement in any manner that shall not, as evidenced by an Officer's Certificate, adversely affect in any material respect the interests of the Securityholders.

      Notwithstanding paragraph (a), this Agreement may also be amended from time to time by the Seller, the Servicer and the Issuer with the consent of the Controlling Party for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Securityholders, and any provisions hereof may be waived with the consent of the Controlling Party except that no amendment may be made to this Agreement which would be prohibited under the proviso of Section
9.2 of the Indenture if such amendment were to be made to the Indenture unless the consent that would have been required as described therein, if such amendment were to be made to the Indenture, shall have been obtained.

      Prior to the execution of any such amendment or consent, the Indenture Trustee shall furnish written notification of the substance of such amendment or consent to the Rating Agencies and the Insurer.

      Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder, the Insurer and the Indenture Trustee shall furnish written notification to each Noteholder.

      It shall not be necessary for the consent of the Securityholders pursuant to subsection 10.01(b) to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof but it shall be necessary to obtain the consent of the Insurer. The manner of obtaining such consents of the Securityholders (and any other consents of the Securityholders provided for in this Agreement) and of evidencing the authorization of the execution thereof by the Securityholders shall be subject to such reasonable requirements as either Trustee may prescribe, including the establishment of record dates pursuant to paragraph number 2 of the Note Depository Agreement.

      The Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee's own rights, duties or immunities under this Agreement or otherwise. The Indenture Trustee may, but shall not be obligated to, execute and deliver any such amendment which affects the Indenture Trustee's rights, duties or immunities under this Agreement or otherwise.

      Each of ALS and the Seller agrees that such Person shall not amend or agree to any amendment of the Purchase Agreement unless such amendment would be permissible under the terms of this Section 10.01 as if this Section 10.01 were contained in the Purchase Agreement and, if the Insurer is the Controlling Party, with the consent of the Insurer.

      SECTION 10.02. Protection of Title to Owner Trust Estate.

      The Seller or the Servicer or both shall execute and file such financing statements and cause to be executed and filed such continuation and other statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Beneficiaries, the Certificateholders and the Trustees under this Agreement in the Loans. The Seller or the Servicer or both shall deliver (or cause to be delivered) to each Trustee and the Insurer file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

      Neither the Seller nor the Servicer shall change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of Section 9-402(7) of the UCC, unless it shall have given each Trustee and the Insurer at least 60 days prior written notice thereof and shall have taken all such actions as may be reasonably requested by the Trustees or the Insurer or necessary to maintain the perfection and priority of such Liens of the Trustees.

      Each of the Seller and the Servicer shall give each Trustee and the Insurer at least 60 days prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement. The Servicer shall at all times maintain each office from which it services Loans and its principal executive office within the United States of America.

      The Servicer shall maintain accounts and records as to each Loan accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Loan, including payments and recoveries made and payments owing (and the nature of each) and extensions of any scheduled payments made not less than 45 days prior thereto, and (ii) reconciliation between payments or recoveries on (or with respect to) each Loan and the amounts from time to time deposited in the Lockbox Account, the Collection Account, the Note Distribution Account and the Certificate Distribution Account.

      The Servicer shall maintain its computer systems so that, from and after the time of sale under this Agreement of the Loans to the Issuer, the Servicer's master computer records (including any back-up archives) that refer to any Loan indicate clearly that the Loan is owned by the Issuer. Indication of the Issuer's ownership of a Loan shall be deleted from or modified on the Servicer's computer systems when, and only when, the Loan has been paid in full, liquidated or repurchased by the Seller or purchased by the Servicer.

      If at any time the Seller or the Servicer proposes to sell, grant a security interest in, or otherwise transfer any interest in stand-alone commercial laundry equipment loans to any prospective purchaser, lender or other transferee, the Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or print-outs (including any restored from back-up archives) that, if they refer in any manner whatsoever to any Loan, indicate clearly that such Loan has been sold and is owned by the Issuer unless such Loan has been paid in full, liquidated or repurchased by the Seller or purchased by the Servicer.

      The Servicer shall permit each Trustee and the Insurer and their respective agents (at such Person's cost and expense except to the extent such costs and expenses shall be required to be paid by ALS or its Affiliates pursuant to the Basic Documents) at any time during normal business hours and upon reasonable advance notice to inspect, audit and make copies of and abstracts from the Servicer's records regarding any Loans then or previously included in the Owner Trust Estate.

      The Servicer shall furnish to each Trustee and the Insurer at any time upon request a list of all Loans then held as part of the Trust including any then-existing amendments, substitutions or replacements thereto, together with a reconciliation of such list to the Schedule of Loans and to each of the Servicer's Certificates furnished before such request indicating removal of Loans from the Trust. Upon request, the Servicer shall furnish a copy of any such list to the Seller. Each Trustee and the Seller shall hold any such list and the Schedule of Loans for examination by interested parties during normal business hours at their respective offices located at the addresses set forth in
Section 10.03.

      SECTION 10.03. Notices. All demands, notices and communications upon or to the Seller, the Servicer, either Trustee, the Insurer, the Rating Agencies or the Initial Purchaser under this Agreement shall be delivered as specified in Appendix B hereto.

      SECTION 10.04. Governing Law. All questions concerning the construction, validity and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without giving effect to any choice of law or conflict provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York; provided, however that the duties and immunities of the Owner Trustee hereunder shall be governed by the laws of the State of Delaware.

      SECTION 10.05. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Securities or the rights of the holders thereof.

      SECTION 10.06. Assignment.

      Notwithstanding anything to the contrary contained in this Agreement, this Agreement may not be assigned by the Seller without the prior written consent of the Controlling Party. The Seller shall provide notice of any such assignment to the Rating Agencies and the Insurer (with a copy to the Initial Purchaser).

      Notwithstanding anything to the contrary contained in this Agreement, this Agreement may not be assigned by the Servicer without the prior written consent of the Controlling Party other than as permitted by Section 7.02. The Servicer shall provide notice of any such assignment to the Rating Agencies and the Insurer (with a copy to the Initial Purchaser).

      SECTION 10.07. Third-Party Beneficiaries. The Insurer and its successors and assigns shall be third-party beneficiaries to the provisions of this Pooling and Servicing Agreement, as it may be supplemented or amended, and shall be entitled to rely upon and directly to enforce the provisions of this Pooling and Servicing Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto, the Beneficiaries and the Certificateholders and the Trustees and their respective successors and permitted assigns. Except as otherwise provided in Section 7.01 or in this Article X, no other Person shall have any right or obligation hereunder.

      SECTION 10.08. Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

      SECTION 10.09. Headings and Cross-References. The various headings in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement.

      SECTION 10.10. Assignment to Indenture Trustee. The Seller hereby acknowledges and consents to any mortgage, pledge, assignment and grant of a security interest by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders, the Insurer and (only to the extent expressly provided therein) the Certificateholders of all right, title and interest of the Issuer in, to and under the Purchased Property and/or the assignment of any or all of the Issuer's rights and obligations hereunder to the Indenture Trustee.

      SECTION 10.11. No Petition Covenants. Notwithstanding any prior termination of this Agreement, the Servicer and the Seller shall not, prior to the date which is one year and one day after the final distribution with respect to the Notes, acquiesce, petition or otherwise invoke or cause the Seller or the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Seller or the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller or the Issuer.

      SECTION 10.12. Limitation of Liability of the Trustees.

      Notwithstanding anything contained herein to the contrary, this Agreement has been acknowledged and accepted by The Bank of New York not in its individual capacity but solely as Indenture Trustee and in no event shall The Bank of New York have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement in performance of its rights and duties hereunder, the Indenture Trustee shall be entitled to the benefits of Article VI of the Indenture.

      Notwithstanding anything contained herein to the contrary, this Agreement has been executed by Wilmington Trust Company not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall Wilmington Trust Company in its individual capacity or, except as expressly provided in the Trust Agreement, as Owner Trustee of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI of the Trust Agreement.

      SECTION 10.13. Survival of Agreement. All covenants, agreements, representations and warranties made herein, the Basic Documents and in the other agreements delivered pursuant hereto shall survive the pledge of the Trust Estate and the issuance of the Notes and shall continue in full force and effect until payments in full of the Notes and all amounts owing to the Indenture Trustee and the Insurer hereunder and under the Basic Documents, as applicable and return of the Ambac Policy.

                                    * * * * *

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                            ALLIANCE LAUNDRY EQUIPMENT
                                            RECEIVABLES TRUST 2000-A

                                            By: WILMINGTON TRUST COMPANY, not in
                                                its individual capacity but
                                                solely as Owner Trustee on
                                                behalf of the Trust

                                           By:__________________________________
                                           Name:
                                           Title:


                                           ALLIANCE LAUNDRY EQUIPMENT
                                           RECEIVABLES LLC, as Seller

                                           By:__________________________________
                                           Name:
                                           Title:


                                           ALLIANCE LAUNDRY SYSTEMS LLC,
                                           as Servicer and Originator

                                           By:__________________________________
                                           Name:
                                           Title:

Acknowledged and Agreed:
THE BANK OF NEW YORK, not in
its individual capacity but solely as
Indenture Trustee

By: _________________________________
    Name:
    Title:

                                   APPENDIX A

                              PART I - DEFINITIONS

            All terms defined in this Appendix shall have the defined meanings when used in the Basic Documents, unless otherwise defined therein.

      Accountants' Report: As defined in Section 4.02 of the Pooling and Servicing Agreement.

      Accounting Date: With respect to a Distribution Date, the last day of the related Monthly Period, or, with respect to the Distribution Date, if any, that occurs in the same calendar month as the Closing Date, the close of business on the Closing Date.

      Act: An Act as specified in Section 11.3(a) of the Indenture.

      Administration Agreement: That certain Administration Agreement, dated as of November 28, 2000 among ALS, as Administrator, the Trust and the Indenture Trustee, as amended and supplemented from time to time.

      Administrative Loan: A Loan which the Servicer is required to purchase as of an Accounting Date pursuant to Section 3.08 of the Pooling and Servicing Agreement or which the Servicer has elected to repurchase as of an Accounting Date pursuant to Section 9.01 of the Pooling and Servicing Agreement.

      Administrative Purchase Payment: With respect to a Distribution Date and to an Administrative Loan purchased as of the related Accounting Date, the sum of (i) the Loan Balance of such Loan, (ii) the interest portion of all due and past due and unpaid Scheduled Payments and (iii) any other amounts due and owing on such Loan.

      Administrator: ALS or any successor Administrator under the Administration Agreement.

      Affiliate: With respect to any specified Person, any other Person controlling, controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

      Agency Office: Harris Trust Company, 58 Pine Street, 19th Floor, Wall Street Plaza, New York, New York.

      Aggregate Initial Loan Balance: The sum of the Initial Loan Balances of the Loans as of the Initial Cutoff Date, which is $137,846,035.17.

      Aggregate Loan Balance: The sum of the Loan Balances of all outstanding Loans (other than Defaulted Loans) held by the Trust, Pool 1 or Pool 2, as applicable, as of any date.

      Aggregate Losses: With respect to a Pool, a Monthly Period and the related Distribution Date, the aggregate of the Loan Balances of all Loans in that Pool newly designated during such Monthly Period as Defaulted Loans minus Liquidation Proceeds collected during such Monthly Period with respect to all Defaulted Loans of that Pool.

      Aggregate Note Principal Balance: With respect to the close of a Distribution Date, the sum of the Note Principal Balances for all classes of Notes.

      ALER: Alliance Laundry Equipment Receivables LLC, a Delaware limited liability company.

      ALS: Alliance Laundry Systems LLC, a Delaware limited liability company.

      ALS's Rewards Program: An interest rate reduction or deferral program sponsored by ALS for the benefit of certain Obligors, as described in the Finance Bulletin published by ALS, a true and complete copy of which has been provided to the Insurer.

      Ambac Insurance Agreement: An insurance and indemnity agreement dated as of November 28, 2000 among the Indenture Trustee, ALS, the Seller, the Issuer and the Insurer.

      Ambac Policy: A financial guarantee insurance policy (including any endorsements thereto) issued by Insurer with respect to each Series of the Class A Notes in favor of the Indenture Trustee for the benefit of the holders of the Class A Notes, which guarantees the payment of the Insured Payments on the Class A Notes.

      Annual Percentage Rate: With respect to a Loan, the annual rate of finance charges stated in such Loan.

      Applicable Trustee: So long as the Aggregate Note Principal Balance or the Reimbursement Amount is greater than zero and the Indenture has not been discharged in accordance with its terms, the Indenture Trustee, and thereafter, the Owner Trustee.

      Asset Rate: With respect to any Distribution Date, the Weighted Average Annual Percentage Rate of the Loans in Pool 2 as of the first Business Day of the prior Monthly Period minus the sum of (a) the Basic Servicing Fee Rate and
(b) the Effective Insurance Premium Rate.

      Assignment: Any Initial Assignment or Subsequent Assignment.

      Authorized Officer: With respect to the Issuer, any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by the Owner Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter) and, so long as the Administration Agreement is in effect, any Vice President or more senior officer of the Administrator who is authorized to act for the Administrator in matters relating to the Issuer and to be acted upon by the Administrator pursuant to the Administration Agreement and who is identified on the list of Authorized Officers delivered by the Administrator to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

      Available Amount: With respect to each Pool and for any Distribution Date, with respect to the related Monthly Period, or with respect to the first Distribution Date, the period from and including the Initial Cutoff Date to the last day of the related Monthly Period, the sum of without duplication (1) that portion of all Collections on the Loans in the related Pool held by the Trust,
(2) all Liquidation Proceeds, Insurance Proceeds, proceeds from casualty loss, Guarantees and early termination charges to the extent received by the Trust for the related Pool, (3) all Monthly Advances made by the Servicer on the Loans of the related Pool other than to the Lockbox Bank, (4) the Warranty Payment, the Administrative Purchase Payment or the Optional Purchase Price of each Loan of the related Pool that the Seller or Originator repurchased or the Servicer purchased during such related Monthly Period, (5) any Prepayments with respect to Loans of the related Pool (to the extent not used to purchase Replacement Loans) and (6) if the Notes have been accelerated as a result of an Event of Default or an Early Payout Event shall have occurred and is continuing, any amounts available from the Reserve Account pursuant to Section 4.07(b) of the Pooling and Servicing Agreement and any Investment Earnings other than those retained in the Reserve Account pursuant to Section 4.07 of the Pooling and Servicing Agreement.

      Back-up Servicer: The entity designated as such pursuant to Section 3.14 of the Pooling and Servicing Agreement.

      Back-up Servicing Agreement: The Back-up Servicing Agreement, dated as of November 28, 2000, among the Servicer, the Issuer, the Indenture Trustee and BNY Asset Solutions LLC.

      Balloon Loan: Any Loan for which the principal portion of the final Scheduled Payment for such Loan exceeds the principal amount of the Scheduled Payment for the prior month.

      Balloon Loan Ratio: For a Pool, the result of the aggregate Loan Balance of all Balloon Loans or Combined Loans in such Pool divided by the aggregate Loan Balance of all Loans or Combined Loans (in each case, including Balloon Loans) in such Pool.

      Basic Documents: The Certificate of Trust, the Trust Agreement, the Purchase Agreement, the Pooling and Servicing Agreement, any Assignment, the Custodial Agreement, the Administration Agreement, the Indenture, the Note Depository Agreement, the Ambac Policy, the Ambac Insurance Agreement, the LLC Agreement, the Certificate of Formation of the Seller, the Lockbox Agreement and the other documents and certificates delivered in connection therewith.

      Basic Servicing Fee: With respect to a Monthly Period, the fee payable to the Servicer for services rendered during such Monthly Period, which shall be equal to one-twelfth of the Basic Servicing Fee Rate multiplied by the Aggregate Loan Balance as of the first day of such Monthly Period or for the first Monthly Period, as of the Closing Date (pro rated in the case of the first Monthly Period for the number of days in such Monthly Period and multiplied by the Aggregate Loan Balance of all Loans held by the Trust in such Pool as of the Closing Date).

      Basic Servicing Fee Rate: 1.0% per annum or such other amount established pursuant to Section 8.03 of the Pooling and Servicing Agreement with respect to fees payable to the Servicer or any subsequent servicer.

      Beneficiaries: The Noteholders and the Insurer.

      Benefit Plan Investor: As defined in Section 2.15 of the Indenture.

      Book-Entry Notes: A beneficial interest in the Notes, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.10 of the Indenture.

      Business Day: Any day other than a Saturday, a Sunday or any other day on which banking institutions in New York, New York or Chicago, Illinois or, if a successor Servicer shall have been appointed, the location of the successor Servicer's principal place of business may, or are required to, remain closed.

      Business Trust Statute: Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code ss. 3801 et seq., as the same may be amended from time to time.

      Carryover Amount: Collectively, the Class A-2 Carryover Amount and the Class B-2 Carryover Amount.

      Certificate: Any one of the certificates executed by the Owner Trustee and authenticated by or on behalf of the Owner Trustee in substantially the form set forth in Exhibit A to the Trust Agreement.

      Certificate Distribution Account: The account designated as such, established and maintained pursuant to Section 5.1(a) of the Trust Agreement.

      Certificate of Formation: The certificate of formation of the Seller to be filed for the Seller pursuant to and in accordance with the Delaware Limited Liability Company Act.

      Certificate of Trust: The certificate of trust of the Issuer substantially in the form of Exhibit B to the Trust Agreement to be filed for the Trust pursuant to Section 3810(a) of the Business Trust Statute.

      Certificate Register: The register of Certificates specified in Section
3.4 of the Trust Agreement.

      Certificate Registrar: The registrar at any time of the Certificate Register, appointed pursuant to Section 3.4(a) of the Trust Agreement.

      Certificateholder: A Holder of a Certificate.

      Certificateholders' Distributable Amount: Amounts withdrawn from the Reserve Account that are deposited into the Collection Account pursuant to
Section 4.07(b) of the Pooling and

Servicing Agreement for distribution to the Certificateholders and, subject to the limitations in Section 5.05 of the Pooling and Servicing Agreement, all Investment Earnings on the Designated Accounts.

      Class A Noteholders' Interest Distributable Amount: With respect to the Class A Notes of each Series and for any Distribution Date, the sum of (1) the Class A Noteholders' Monthly Interest Distributable Amount for the Class A Notes of that Series for such Distribution Date and (2) the Class A Noteholders' Interest Shortfall for the Class A Notes of that Series as of the preceding Distribution Date.

      Class A Noteholders' Interest Shortfall: With respect to the Class A Notes of each Series, as of the close of business on any Distribution Date, the excess, if any, of the Class A Noteholders' Interest Distributable Amount for the Class A Notes of that Series for such Distribution Date over the amount that was actually deposited in the Note Distribution Account for such Distribution Date in respect of interest on the Class A Notes of that Series.

      Class A Noteholders' Monthly Interest Distributable Amount: (a) With respect to the Class A-1 Notes and any Distribution Date, the product of (1) the outstanding principal balance of the Class A-1 Notes on the preceding Distribution Date after giving effect to all payments of principal in respect of the Class A-1 Notes on such preceding Distribution Date (or, in the case of the first Distribution Date, the outstanding principal balance on the Closing Date) and (2) the product of the Interest Rate for the Class A-1 Notes and a fraction, the numerator of which is 30 (or in the case of the first Distribution Date, the number of days from and including the Closing Date to but excluding such Distribution Date based on a 30 day month), and the denominator of which is 360, and (b) with respect to the Class A-2 Notes and any Distribution Date, the product of (1) the outstanding principal balance of the Class A-2 Notes on the preceding Distribution Date after giving effect to all payments of principal in respect of the Class A-2 Notes on such preceding Distribution Date (or, in the case of the first Distribution Date, the outstanding principal balance on the Closing Date) and (2) the product of the Interest Rate for the Class A-2 Notes and a fraction, the numerator of which is the actual number of days from and including the most recent Distribution Date (or, in the case of the first Distribution Date, the actual number of days from and including the Closing
Date) to but excluding such Distribution Date, and the denominator of which is 360 (it being understood that in no event shall Class A Noteholders' Monthly Interest Distributable Amount include any Class A-2 Carryover Amount).

      Class A Noteholders' Monthly Principal Distributable Amount: With respect to the Class A Notes for each Series and (a) for any Distribution Date on or prior to the Final Scheduled Distribution Date for the Class A Notes of that Series, the sum of (1) 90% (100% if an Early Payout Event has occurred and is continuing or the Notes have been accelerated and 0% after the principal balance of the Class A Notes of that Series has been reduced to zero) of the Principal Distributable Amount for the related Pool for such Distribution Date and (2) on the Final Scheduled Distribution Date for the Class A Notes of that Series, the amount necessary to reduce the outstanding principal balance of the Class A Notes of that Series to zero, and (b) after the Final Scheduled Distribution Date for the Class A Notes of that Series, zero.

      Class A Noteholders' Principal Distributable Amount: With respect to the Class A Notes of each Series for any Distribution Date, the sum of (1) the Class A Noteholders' Monthly Principal Distributable Amount for the Class A Notes of that Series for such Distribution Date and (2) the Class A Noteholders' Principal Shortfall for the Class A Notes of that Series for the immediately preceding Distribution Date; provided, however, on and after the Final Scheduled Distribution Date for the Class A Notes and on any date on or after the Notes have been declared due and payable following the occurrence of an Event of Default, the outstanding principal balance of such Series of Class A Notes, but in any event no more than the amount necessary to reduce the outstanding principal balance of such Series of Class A Notes to zero.

      Class A Noteholders' Principal Shortfall: With respect to the Class A Notes for each Series and for any Distribution Date, the excess, if any, of the Class A Noteholders' Principal Distributable Amount for such Distribution Date over the amount actually deposited in the Note Distribution Account for such Distribution Date in respect of principal for the Class A Notes of that Series.

      Class A Notes: Collectively, the Class A-1 Notes and the Class A-2 Notes.

      Class A-1 Notes: The Class A-1 7.09% Equipment Loan Backed Notes.

      Class A-2 Carryover Amount: The excess, including the unpaid portion of any excess from prior Distribution Dates plus interest thereon calculated on the basis of the Interest Rate (without giving effect to the Asset Rate), if the Interest Rate for the Class A-2 Notes for any Distribution Date is calculated based on the Asset Rate, of (a) the amount of interest that would have accrued on the Class A-2 Notes, in respect of the related Interest Period, had interest on that class of Notes been calculated based on LIBOR over (b) the amount of interest actually accrued on the Class A-2 Notes, in respect of such Interest Period based on the Asset Rate.

      Class A-2 Notes: The Class A-2 Floating Rate Equipment Loan Backed Notes.

      Class B Noteholders' Interest Shortfall: With respect to the Class B Notes of each Series, as of the close of business on any Distribution Date, the excess of the Class B Noteholders' Interest Distributable Amount for the Class B Notes of that Series for such Distribution Date over the amount that was actually deposited in the Note Distribution Account for such Distribution Date in respect of interest on the Class B Notes of that Series.

      Class B Noteholders' Interest Distributable Amount: With respect to the Class B Notes of each Series and for any Distribution Date, the sum of (1) the Class B Noteholders' Monthly Interest Distributable Amount for the Class B Notes of that Series for such Distribution Date and (2) the Class B Noteholders' Interest Shortfall for the Class B Notes of that Series as of the preceding Distribution Date.

      Class B Noteholders' Monthly Interest Distributable Amount: (a) With respect to the Class B-1 Notes and any Distribution Date, the product of (1) the outstanding principal balance of the Class B-1 Notes on the preceding Distribution Date after giving effect to all payments of principal in respect of the Class B-1 Notes on such preceding Distribution Date (or, in the case of the first Distribution Date, the outstanding principal balance on the Closing Date) and (2) the product of the Interest Rate for the Class B-1 Notes and a fraction, the numerator of which is 30 (or in the case of the first Distribution Date, the number of days from and including the Closing Date to but excluding such Distribution Date based on a 30 day month), and the denominator of which is 360, and (b) with respect to the Class B-2 Notes and any Distribution Date, the product of (1) the outstanding principal balance of the Class B-2 Notes on the preceding Distribution Date after giving effect to all payments of principal in respect of the Class B-2 Notes on such preceding Distribution Date (or, in the case of the first Distribution Date, the outstanding principal balance on the Closing Date) and (2) the product of the Interest Rate for the Class B-2 Notes and a fraction, the numerator of which is the actual number of days from and including the most recent Distribution Date (or, in the case of the first Distribution Date, the actual number of days from and including the Closing Date) to but excluding such Distribution Date, and the denominator of which is 360 (it being understood that in no event shall Class B Noteholders' Monthly Interest Distributable Amount include any Class B-2 Carryover Amount).

      Class B Noteholders' Monthly Principal Distributable Amount: With respect to the Class B Notes for each Series and (a) for any Distribution Date on or prior to the Final Scheduled Distribution Date for the Class B Notes of that Series, the sum of (1) 3% (0% if an Early Payout Event has occurred and is continuing or the Notes have been accelerated and 100% after the principal balance of the Class A Notes of that Series has been reduced to zero) of the Principal Distributable Amount for the related Pool for such Distribution Date and (2) on the Final Scheduled Distribution Date for the Class B Notes of that Series, the amount necessary to reduce the outstanding principal balance of the Class B Notes of that Series to zero, and (b) after the Final Scheduled Distribution Date for the Class B Notes of that Series, zero.

      Class B Noteholders' Principal Distributable Amount: With respect to the Class B Notes of each Series for any Distribution Date, the sum of (1) the Class B Noteholders' Monthly Principal Distributable Amount for the Class B Notes of that Series for such Distribution Date and (2) the Class B Noteholders' Principal Shortfall for the Class B Notes of that Series for the immediately preceding Distribution Date; provided, however, on or after the Final Scheduled Distribution Date for the Class B Notes and on any date on or after the Notes have been declared due and payable following the occurrence of an Event of Default, the outstanding principal balance of such Series of Class B Notes, but in any event no more than the amount necessary to reduce the outstanding principal balance of such Series of Class B Notes to zero.

      Class B Noteholders' Principal Shortfall: With respect to the Class B Notes for each Series and for any Distribution Date, the excess, if any, of the Class B Noteholders' Principal Distributable Amount for such Distribution Date over the amount actually deposited in the Note Distribution Account for such Distribution Date in respect of principal for the Class B Notes of that Series.

      Class B Notes: Collectively, the Class B-1 Notes and the Class B-2 Notes.

      Class B-1 Notes: The Class B-1 9.00% Equipment Loan Backed Notes.

      Class B-2 Carryover Amount: The excess, including the unpaid portion of any excess from prior Distribution Dates plus interest thereon calculated on the basis of the Interest Rate (without giving effect to the Asset Rate), if the Interest Rate for the Class B-2 Notes for any Distribution Date is calculated based on the Asset Rate, of (a) the amount of interest that would have accrued on the Class B-2 Notes, in respect of the related Interest Period, had interest on that class of Notes been calculated based on LIBOR over (b) the amount of interest actually accrued on the Class B-2 Notes, in respect of such Interest Period based on the Asset Rate.

      Class B-2 Notes: The Class B-2 Floating Rate Equipment Loan Backed Notes.

      Clearing Agency: An organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act.

      Clearing Agency Participant: A securities broker, dealer, bank, trust company, clearing corporation or other financial institution or other Person for whom from time to time a Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.

      Closing: As defined in Section 2.03 of Purchase Agreement.

      Closing Date: November 28, 2000.

      Code: The Internal Revenue Code of 1986, as amended from time to time, and the Treasury Regulations promulgated thereunder.

      Code Collateral: Any property a security interest in which may be perfected by filing under the applicable UCC.

      Collateral Documents: As defined in Section 2.03 of the Pooling and Servicing Agreement.

      Collection Account: The account designated as such, established and maintained pursuant to Section 5.01(a)(i) of the Pooling and Servicing Agreement.

      Collections: All payments received on or with respect to the Loans or the collateral securing the Loans.

      Combined Loans: For a Pool or the Trust as of the applicable Substitution Date or Replacement Date with respect to any addition of Substitute Loans or Replacement Loans, the aggregate of all Loans in such Pool or the Trust as of the last day of the prior Monthly Period and all Replacement Loans and Substitute Loans added or to be added to such Pool or the Trust after the last day of the prior Monthly Period through and including such Substitution Date or Replacement Date.

      Consolidated Cash Interest Expense: As defined in the Credit Agreement.

      Consolidated Interest Coverage Ratio: As defined in the Credit Agreement.

      Consolidated Leverage Ratio: As defined in the Credit Agreement.

      Contract Management System: The computerized electronic contract management system maintained by the Servicer for all Loans and other agreements similar to the Loans.

      Controlling Party: For so long as the Class A Notes are outstanding, and no Insurer Default has occurred, the Insurer; if the Class A Notes are outstanding and an Insurer Default has occurred, the holders of a majority in principal amount of the then outstanding Class A Notes; if no Class A Notes are outstanding and all amounts payable to the Insurer have not been paid in full or the Ambac Policy is still outstanding, the Insurer; if no Class A Notes are outstanding and all amounts payable to the Insurer have been paid in full and the Ambac Policy is no longer outstanding, the Holders of a majority in principal amount of the then outstanding Class B Notes, and if no Notes are outstanding and all amounts payable to the Insurer have been paid in full and the Ambac Policy is no longer outstanding, the holder of the Certificates shall constitute the "Controlling Party."

      Conveyed Assets: As defined in Section 2.01 of the Purchase Agreement.

      Corporate Trust Office: With respect to the Indenture Trustee or the Owner Trustee, the principal office at which at any particular time the corporate trust business of the Indenture Trustee or Owner Trustee, respectively, shall be administered, which offices at the Closing Date are located, in the case of the Indenture Trustee, at The Bank of New York, 101 Barclay Street, New York, New York, 10286, Attn: Corporate Trust Administration, ABS Group, (fax) 212-815-5544, and in the case of the Owner Trustee, at Wilmington Trust Company, Rodney Square North, 1100 North Market Street CFS, Ninth Floor, Wilmington, Delaware 19890, Attn: W. Chris Sponenberg.

      Credit Agreement: The Credit Agreement, dated as of May 5, 1998 among the Servicer, Lehman Brothers Inc. as Arranger, Lehman Commercial Paper Inc. as Syndication Agent and General Electric Capital Corporation as Administrative Agent, as amended, modified or supplemented through the Closing Date but not thereafter (without any waivers thereto), a true and complete copy of which has been provided to the Insurer.

      Credit and Collection Policy: The credit and collection policy and procedures of the initial Servicer as in effect on the Closing Date, a true and complete copy of which (to the extent reflected in written form) has been provided to the Insurer, as the same shall be amended from time to time as permitted by the Pooling and Servicing Agreement or, if a successor Servicer shall have been appointed, the standard credit and collection policies of such successor Servicer as shall be in effect from time to time provided that such credit and collection policies shall have been approved by the Insurer (it being understood that the Insurer has approved the credit and collection policies provided to the Insurer by BNY Asset Solutions LLC).

      Cumulative Trigger: If as of any date, the aggregate of the Loan Balances of Loans which became Defaulted Loans as of the date such Loans became Defaulted Loans exceeds 12.0% of the Aggregate Initial Loan Balance of the Trust.

      Custodial Agreement: The Custodial Agreement, dated as of November 28, 2000 among the Custodian, the Servicer and the Indenture Trustee, as amended or supplemented or replaced from time to time.

      Custodian: The custodian named from time to time in the Custodial
Agreement.

      Custodian Receipt Certification: The receipt delivered by the Custodian to the Indenture Trustee certifying that all Collateral Documents pertaining to a Loan have been received by the Custodian.

      Cutoff Date: The Initial Cutoff Date, any Subsequent Cutoff Date, any Replacement Cutoff Date or any Substitution Cutoff Date.

      Default: Any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

      Defaulted Loan: A Loan as to which (1) the Servicer (a) has reasonably determined in accordance with its Servicing Standards that eventual payment of amounts owing on such Loan is unlikely or (b) has repossessed the Equipment or other collateral securing such Loan or (2) any related Scheduled Payment is at least 90 days past due.

      Default Ratio: For any Monthly Period, a fraction expressed as a percentage equal to (i) the aggregate Loan Balance of Loans which first became Defaulted Loans during such Monthly Period divided by (ii) the Aggregate Loan Balance of the Trust as of the first day of such Monthly Period.

      Definitive Certificates: The Certificates specified in Section 3.13 of the Trust Agreement.

      Definitive Notes: The Notes specified in Section 2.12 of the Indenture.

      Delinquency Ratio: For any Monthly Period, a fraction expressed as a percentage equal to (i) the aggregate Loan Balance of Loans which first became unpaid for 61 days past their due dates divided by (ii) the Aggregate Loan Balance of the Trust as of the first day of such Monthly Period.

      Designated Account Property: The Designated Accounts, all amounts and investments held from time to time in any Designated Account (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise), including the Reserve Account Initial Deposit, and all proceeds of the foregoing.

      Designated Accounts: The Collection Account, the Note Distribution Account and the Reserve Account, collectively.

      Designated Loans: Loans listed on a schedule to the related PA Assignment.

      Distribution Compliance Period: As defined in Section 2.15 of the
Indenture.

      Determination Date: The day that is three Business Days prior to the Distribution Date.

      Distribution Date: With respect to a Monthly Period, the 15th day of the next succeeding calendar month or, if such 15th day is not a Business Day, the next succeeding Business Day, commencing December 15, 2000.

      Early Payout Event: The occurrence of a Portfolio Trigger.

      Effective Insurance Premium Rate. The premium rate specified in the Ambac Policy times the outstanding principal balance of the Class A-2 Notes as of the last day of the prior Monthly Period divided by the Aggregate Loan Balance of the Loans in Pool 2 as of the first day of the prior Monthly Period.

      Eligibility Criteria: As of the applicable Cutoff Date, each Loan must satisfy each of the following requirements:

      (a) The Loan is secured by Equipment;

      (b) The Loan is not more than sixty days delinquent and the related Obligor is not in bankruptcy;

      (c) The Loan has a Loan Balance of not more than $1,500,000;

      (d) The Loan has an original term of not less than twelve months nor more than 96 months;

      (e) The Loan has a remaining term of not less than six months nor more than 96 months, and has a final Scheduled Payment not later than, with respect to the Initial Loans, October 31, 2007, and with respect to all other Loans, April 30, 2008;

      (f) The principal place of business of the Obligor is located in either the United States or Canada; and

      (g) The Loan is denominated in United States Dollars or Canadian Dollars.

      (h) (a) if the loan has a fixed interest rate, the loan must have an interest rate of not less than, with respect to Initial Loans, 9.00% per annum or for all other Loans, 9.35% per annum nor, in each case, more than 17.00% per annum and (b) if the loan has a variable interest rate, the loan must have an interest rate based on the prime rate and the margin over the prime rate on such loan must not be less than 0.00% nor more 6.00% (excepting any loans currently subject to promotional rates).

      (i) the written information provided by the Seller, the Originator or the Servicer to the Issuer, the Indenture Trustee or the Insurer with respect to any Loan and the Equipment subject to such Loan is true and correct in all material respects;

      (j) the representations and warranties set forth in Section 3.01 of the Purchase Agreement are true, correct and complete as to each and every Loan;

      (k) no provision of the Loan has been waived, altered or modified in any respect more than once after the applicable Cutoff Date;

      (l) the Loan constitutes "chattel paper" as defined under the UCC;

      (m) the Obligor is an individual or is organized under the laws of any state of the United States or any province of Canada;

      (n) the Loan does not require the prior written consent of an Obligor for, or contain any other restriction on, the transfer or assignment of the Loan;

      (o) unless the Initial Loan Balance was $25,000 or less, the Obligor under the Loan is required to maintain casualty insurance or to self-insure with respect to the related collateral under the Loan in an amount at least equal to the Initial Loan Balance;

      (p) the Loan is not subject to any guarantee by the Originator or any affiliate of the Originator, the Obligor is not an affiliate of the Originator, and neither the Servicer nor the Originator has established any specific credit reserve that relates solely to the related Obligor;

      (q) the Loan provides that the lender party providing the financing thereunder, as applicable, may accelerate all remaining Scheduled Payments (subject to all applicable grace periods) if a payment default has occurred under such Loan;

      (r) the Loan is not a "Lease" as defined in Section 2A-103(1)(j) of the UCC and is not a lease intended as a security interest within the meaning of Section 1-201(37) of the UCC;

      (s) with respect to such Loan, the Originator has no material performance obligation in favor of the Obligor, and the Obligor is solely responsible for all maintenance, repairs and taxes to be paid with respect to the related Equipment;

      (t) the Loan provides for Scheduled Payments that fully repay the amount financed over the term of the Loan;

      (u) other than an initial 90 day deferral period, if any, the Loan provides that the Obligor thereunder is required to make at least one Scheduled Payment per month during the term of the Loan;

      (v) the assets financed pursuant to such Loan consist primarily of commercial stand alone laundry equipment and related accessories and leasehold improvements;

      (w) with respect to all Loans with an Initial Loan Balance in excess of $75,000, the owner of any real property (and any mortgage thereon) on which the Equipment is located has, by written consent, waived any liens or claims thereon and agreed to permit the Originator or its appointee to take over and operate the leased premises and assume or sublet the lease;

      (x) all Equipment associated with such Loan has been delivered, inspected, installed, is in good working condition, is free of disputes, claims or encumbrances, and either (A) such Equipment has been accepted by the Obligor as satisfactory or (B) as of the date of determination, the Obligor has made at least one Scheduled Payment;

      (y) the Obligor has irrevocably waived any claim or offset against the Originator and recognized the Originator's right to enforce the Loan according to its terms free of any defenses, offsets or counterclaims, and the Obligor is obligated to pay all scheduled principal and interest on the related Equipment Note regardless of the performance of the related Equipment;

      (z) the Loan Balance of such Loan has not been reduced by the amount of any security deposit held by the Servicer or the Seller;

      (aa) all Scheduled Payments relating to the Loan Balance as of the Cutoff Date were unpaid as of the Cutoff Date; and

      (bb) the Loan is substantially in the form of one of the forms attached hereto as Exhibit D or approved in writing by the Controlling Party.

      Eligible Deposit Account: Either (i) a segregated account with an Eligible Institution or (ii) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account so long as any of the securities of such depository institution have a credit rating from each Rating Agency in one of its generic rating categories for long-term unsecured debt which signifies investment grade.

      Eligible Institution: A depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), (A) which has either (1) a long-term unsecured debt rating of at least "AA" from Standard & Poor's Ratings Services and "Aa2" from Moody's Investors Service or (2) a short-term unsecured debt or certificate of deposit rating of at least "A-1+" from Standard & Poor's Ratings Services and "P-1" from Moody's Investors Service, (B) whose deposits are insured by the FDIC and (C) having a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition.

      Eligible Investments: Book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form which, with respect to funds in the Collection Account, consist of an amount not in excess of 20% of the Aggregate Loan Balance as of the preceding Accounting Date which may be invested in investments which have a rating from Standard & Poor's Ratings Services of "A-1" rather than "A-1+," if such investments otherwise constitute any of (i) through (viii) below, and which evidence:

            (i) direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America;

            (ii) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any state thereof (or any domestic branch of a foreign bank) and subject to supervision and examination by Federal or state banking or depository institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a credit rating from each of the Rating Agencies in the highest investment category for short-term unsecured debt obligations or certificates of deposit granted thereby;

            (iii) commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from each of the Rating Agencies in the highest investment category for short-term unsecured debt obligations or certificates of deposit granted thereby;

            (iv) investments in money market or common trust funds having a rating from each of the Rating Agencies in the highest investment category for short-term unsecured debt obligations or certificates of deposit granted thereby (including funds for which the Indenture Trustee or the Owner Trustee or any of their respective affiliates is investment manager or advisor, so long as such fund shall have such rating);

            (v) bankers' acceptances issued by any depository institution or trust company referred to in clause (ii) above;

            (vi) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with (A) a depository institution or trust company (acting as principal) described in clause (ii) or (B) a depository institution or trust company the deposits of which are insured by FDIC or
      (y) the counterparty for which has a rating from each of the Rating Agencies in the highest investment category for short-term unsecured debt obligations, the collateral for which is held by a custodial bank for the benefit of the Trust or the Indenture Trustee, is marked to market daily and is maintained in an amount that exceeds the amount of such repurchase obligation, and which requires liquidation of the collateral immediately upon the amount of such collateral being less than the amount of such repurchase obligation (unless the counterparty immediately satisfies the repurchase obligation upon being notified of such shortfall);

            (vii) commercial paper master notes having, at the time of the investment or contractual commitment to invest therein, a rating from each of the Rating Agencies in the highest investment category for short-term unsecured debt obligations; and

            (viii) any other investment permitted by each of the Rating
      Agencies.

in each case, other than as permitted by the Rating Agencies, maturing not later than the Business Day immediately preceding the next Distribution Date.

      Eligible Loan: A loan that meets the Eligibility Criteria for inclusion in a Pool.

      Equipment: The stand alone commercial laundry equipment and related accessories, including any additions, substitutions or accessions thereto, securing an Obligor's indebtedness under a Loan, other than pursuant to cross collateralization provisions in such Loan as described in clause (d) of the definition of Exempt Collateral. A Loan may be secured by one or more items of Equipment.

      Equipment Note: A commercial loan evidenced by a note and secured by Equipment, including, after the applicable addition date, Replacement Loans and Substitute Loans.

      ERISA: The Employee Retirement Income Security Act of 1974, as amended.

      Event of Default: An event described in Section 5.1 of the Indenture.

      Exchange Act: The Securities Exchange Act of 1934, as amended.

      Exchange Date: As defined in Section 2.1 of the Indenture.

      Executive Officer: With respect to any corporation, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Executive Vice President, any Vice President or the Treasurer of such corporation; with respect to any partnership, any general partner thereof; and with respect to any limited liability company, the Chief Executive Officer, Chief Financial Officer, any Vice President, the Treasurer or the Controller.

      Exempt Collateral: All (a) Insurance Policies, (b) security deposits relating to any Loan, (c) collateral securing a Loan which originally had a Loan Balance of $10,000 or less and with respect to which, in accordance with standard underwriting policies of ALS, ALS did not perfect its security interests in an aggregate amount for all Loans not to exceed 0.25% of the Aggregate Loan Balance, (d) collateral for loans which were not transferred to the trust which is collateral for the Loans solely as a result of a cross collateralization provision, and (e) collateral constituting real property, a leasehold improvement or a fixture or an interest in real property, a leasehold improvement or a fixture.

      Expenses: The expenses described in Section 6.9 of the Trust Agreement.

      FDIC: Federal Deposit Insurance Corporation or any successor agency.

      Final Scheduled Distribution Date: With respect to a class of Notes, the Distribution Date set forth below opposite such Securities:

            Class A-1 Notes:        May 2009
            Class A-2 Notes:        May 2009
            Class B-1 Notes:        May 2009
            Class B-2 Notes:        May 2009

      Financial Asset: Has the meaning given such term in Revised Article 8. As used herein, the Financial Asset "related to" a Security Entitlement is the Financial Asset in which the entitlement holder (as defined in Revised Article
8) holding such Security Entitlement has the rights and property interest specified in Revised Article 8.

      Full Prepayment: With respect to a Monthly Period, a Prepayment of the entire Loan Balance of such Loan and all accrued and unpaid interest and other outstanding amounts thereon.

      Global Notes: The Permanent Regulation S Global Notes, the Temporary Regulation S Global Notes and the Rule 144A Global Note.

      Governmental Authority: Any applicable Federal, state, county, municipal governmental judicial or regulatory authority.

      Grant: To mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to the Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of, the Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Granting party or otherwise and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

      Guaranties: With respect to any Loan, personal or commercial guaranties of an Obligor's performance with respect thereto.

      Holder: The Person in whose name a Note or Certificate is registered on the Note Register or the Certificate Register, as applicable.

      Indemnified Parties: The Persons specified in Section 6.9 of the Trust Agreement.

      Indenture: The Indenture, dated as of November 28, 2000 between the Issuer and the Indenture Trustee, as amended and supplemented from time to time.

      Indenture Trustee: The Bank of New York, a New York banking corporation, not in its individual capacity but solely as trustee under the Indenture, or any successor trustee under the Indenture.

      Independent: When used with respect to any specified Person, that the Person (i) is in fact independent of the Issuer, any other obligor upon the Notes, the Seller, ALS and any Affiliate of any of the foregoing Persons, (ii) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Seller, ALS or any Affiliate of any of the foregoing Persons and (iii) is not connected with the Issuer, any such other obligor, the Seller, ALS or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

      Independent Certificate: A certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1 of the Indenture, made by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in the Indenture and that the signer is Independent within the meaning thereof.

      Indirect Participant: A securities broker, dealer, bank, trust company or other Person that clears through or maintains a custodial relationship with a Clearing Agency Participant, either directly or indirectly.

      Initial Assignment: Any Initial PA Assignment or Initial PSA Assignment.

      Initial Conveyed Assets: As defined in Section 2.01 of the Purchase Agreement.

      Initial Cutoff Date: October 1, 2000.

      Initial Loans: As defined in Section 2.01(a) of the Pooling and Servicing Agreement.

      Initial Loan Balance: With respect to a Loan, the aggregate amount advanced under such Loan toward the purchase price of the Equipment, including insurance premiums, service and warranty contracts, federal excise and sales taxes and other items customarily financed as part of an Equipment Note and related costs, less payments received from the Obligor prior to the Cutoff Date with respect to such Loan to principal.

      Initial PA Assignment: As defined in Section 2.01(a) of the Purchase Agreement.

      Initial PSA Assignment: As defined in Section 2.01 of the Pooling and Servicing Agreement.

      Initial Reserve Account Deposit: 1.0% of the Aggregate Initial Loan
Balance.

      Insolvency Event: With respect to a specified Person, (i) the entry of a decree or order by a court, agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator for such Person, in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of such Person's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; (ii) the consent by such Person to the appointment of a conservator, receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to such Person or of or relating to substantially all of such Person's property, or (iii) such Person shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations.

      Institutional Accredited Investor: An institutional "accredited investor" as defined in Rule 501(a)(1)-(3),(7) or (8) (all of the equity investors of which are accredited investors specified in Rule 501(a)(1),(2),(3) or (7)) of Regulation D under the Securities Act.

      Insurance Policy: With respect to a Loan, an insurance policy covering physical damage, credit life, credit disability, theft, mechanical breakdown or similar event to any item of Equipment securing such Loan.

      Insurance Proceeds: With respect to any Loan, proceeds of any Insurance Policy with respect to such Loan.

      Insured Amount: As defined in the Ambac Policy.

      Insured Payment: As defined in the Ambac Policy.

      Insurer Default: The Insurer has failed (and continues to fail) to make any payment required under the Ambac Policy in accordance with the terms thereof.

      Insurer: Ambac Assurance Corporation, a Wisconsin corporation.

      Interest Only Period Loan: With respect to any Determination Date, any Loan for which the Scheduled Payment relating to the period containing such Determination Date did not include a scheduled payment of principal.

      Interest Only Period Loan Ratio: For a Pool as of any Determination Date, the result of the aggregate Loan Balance of all Interest Only Period Loans of the Combined Loans of such Pool divided by the aggregate Loan Balance of all Loans (including Interest Only Period Loans) of the Combined Loans of such Pool.

      Interest Period: The period of time in which interest on the unpaid principal balance of each class of Notes will accrue at the applicable Interest Rate from the Closing Date or the most recent Distribution Date on which interest has been paid to but excluding the next Distribution Date.

      Interest Rate: For any Distribution Date, (a) with respect to the Class A-1 Notes, 7.09% per annum, (b) with respect to the Class A-2 Notes, the lesser of (i) LIBOR plus 0.40% per annum and (ii) the Asset Rate, (c) with respect to the Class B-1 Notes, 9.00% per annum, and (d) with respect to the Class B-2 Notes, the lesser of (i) LIBOR plus 2.75% per annum, and (ii) the Asset Rate.

      Interested Parties: The Issuer and each other party identified or described in the Purchase Agreement or the Transfer and Servicing Agreements as having an interest as owner, trustee, secured party or Beneficiary with respect to the Purchased Property.

      Investment Earnings: Investment earnings on funds deposited in the Designated Accounts, the Lockbox Account and the Certificate Distribution Account, net of losses and investment expenses, during the applicable Monthly Period.

      Issuer: The party named as such in the Pooling and Servicing Agreement and in the Indenture until a successor replaces it and, thereafter, means the successor.

      Issuer Order and Issuer Request: A written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

      LIBOR: With respect to each Distribution Date, the rate for deposits in
      -----
U.S. Dollars for a period of one month which appears on Telerate Service Page 3750 as of 11:00 a.m., London time, on the day that is two LIBOR Business Days prior to the preceding Distribution Date (or in the case of the first Distribution Date, the Closing Date). If the rate does not appear on that date on Telerate Service Page 3750 (or any other page as may replace that page on that service, or if that service is no longer offered, any other service for displaying LIBOR or comparable rates as may be selected by the Indenture Trustee after consultation with the Seller), then LIBOR will be the Reference Bank Rate.

      LIBOR Business Day: Any day on which commercial banks in London are open for business.

      Lien: Any security interest, lien, charge, pledge, equity or encumbrance of any kind other than (i) liens for taxes not yet due and payable, (ii) mechanics' liens, (iii) any liens that attach by operation of law, and any (iv) liens being contested by appropriate measures.

      Liquidation Expenses: The out of pocket expenses reasonably incurred by the Servicer in connection with the repossession, refurbishment and disposition of the collateral relating to a Defaulted Loan.

      Liquidation Proceeds: The proceeds of the liquidation of any Defaulted Loan, net of Liquidation Expenses.

      LLC Agreement: The Limited Liability Company Agreement of the Seller, dated as of November 28, 2000, as amended, supplemented or modified from time to time.

      Loan: An Equipment Note in Pool 1 or Pool 2 and all rights and obligations thereunder.

      Loan Balance: With respect to any Loan, as of an Accounting Date, the Initial Loan Balance thereof minus the sum of: (i) the principal portion of all Scheduled Payments received on or after the applicable Cutoff Date and on or prior to the Accounting Date, (ii) the principal portion of all Prepayments received, and (iii) the principal portion of proceeds from any Insurance Policies covering the Equipment, Liquidation Proceeds and proceeds from any Guaranties received and allocated to principal by the Servicer (it being understood that Servicer Advances with respect to any Loan do not decrease the Loan Balance of such Loan).

      Loan File: The documents listed in Section 2.03 of the Pooling and Servicing Agreement pertaining to a particular Loan, all other documents or instruments evidencing or governing such Loan and all other agreements, instruments, documents and records maintained by the Servicer on behalf of the Issuer and relating to such Loan.

      Loan Schedule: The list of Loans to be delivered to the Custodian in connection with the delivery of Collateral Documents.

      Lockbox: The post office box specified in the Lockbox Agreement.

      Lockbox Account: As defined in Section 5.01(a)(iv) of the Pooling and Servicing Agreement.

      Lockbox Agreement: The Lockbox Agreement, dated as of November 28, 2000, among the Servicer, the Issuer, the Indenture Trustee, Mellon Bank, N.A. and Mellon Financial Services Corporation #1 as amended, supplemented or modified or superceded from time to time.

      Lockbox Bank: Mellon Bank, any successor in interest thereof or any other Lockbox Bank designated by the Servicer and acceptable to the Insurer and the Indenture Trustee.

      Monthly Advance: The amount, as of an Accounting Date, which the Servicer advances on the respective Loan pursuant to Section 5.06 of the Pooling and Servicing Agreement.

      Monthly Advance Reimbursement Amount: With respect to a Pool for any Distribution Date, the aggregate for each Loan in such Pool of the sum of (a) amounts received in the related Monthly Period on each Loan to the extent that the Servicer has previously made an unreimbursed Monthly Advance, (b) to the extent that the Servicer, in its sole discretion, determines that any prior unreimbursed Monthly Advances are not collectable, the unreimbursed amounts of those Monthly Advances and (c) the amount of any unreimbursed Monthly Advances under the Lockbox Agreement.

      Monthly Period: With respect to a Determination Date, a Record Date and a Distribution Date, the calendar month preceding the month in which such date occurs. With respect to an Accounting Date, the calendar month in which such Accounting Date occurs.

      Monthly Report: As defined in Section 4.09 of the Pooling and Servicing Agreement.

      New York UCC: The UCC as in effect in the State of New York.

      Noteholders: Holders of the Notes pursuant to the Indenture and, with respect to any class of Notes, Holders of such class of Notes pursuant to the Indenture.

      Note Depository: The depositary from time to time selected by the Indenture Trustee on behalf of the Trust in whose name the Notes are registered prior to the issue of Definitive Notes. The first Note Depository shall be Cede & Co., the nominee of the initial Clearing Agency.

      Note Depository Agreement: The agreement, dated the Closing Date, among the Issuer, the Indenture Trustee and The Depository Trust Company, as the initial Clearing Agency relating to the Class A Notes, substantially in the form of Exhibit C to the Indenture, as the same may be amended and supplemented from time to time.

      Note Distribution Account: The account designated as such, established and maintained pursuant to Section 5.01(a)(ii) of the Pooling and Servicing Agreement.

      Note Owner: With respect to a Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an Indirect Participant, in each case in accordance with the rules of such Clearing Agency).

      Note Pool Factor: With respect to any class of Notes and any Distribution Date, a seven-digit decimal figure computed by the Servicer which is equal to the Note Principal Balance for such class as of the close of such Distribution Date divided by the initial Note Principal Balance for such class.

      Note Principal Balance: With respect to any class of Notes and any Distribution Date, the initial aggregate principal balance of such class of Notes, reduced by all previous payments to the Noteholders of such class in respect of principal of such Notes.

      Note Register: With respect to any class of Notes, the register of such Notes specified in Section 2.4 of the Indenture.

      Note Registrar: The registrar at any time of the Note Register, appointed pursuant to Section 2.4 of the Indenture.

      Notes: Collectively, the Class A Notes and the Class B Notes.

      Obligor: With respect to any Loan, the purchaser or any co-purchaser of the related Equipment or any other Person, other than the maker of any Guaranty, who owes payments under a Loan.

      Officer's Certificate: A certificate signed by any Authorized Officer of the Issuer, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1 of the Indenture, and delivered to the Indenture Trustee. Unless otherwise specified, any reference in the Indenture to an officer's certificate shall be to an Officer's Certificate of any Authorized Officer of the Issuer.

      Opinion of Counsel: A written opinion of counsel, who may, except as otherwise expressly provided, be an employee of the Seller or the Servicer. In addition, for purposes of the Indenture: (i) such counsel shall be satisfactory to the Indenture Trustee and the Insurer; (ii) the opinion shall be addressed to the Indenture Trustee as Trustee and the Insurer and (iii) the opinion shall comply with any applicable requirements of Section 11.1 of the Indenture and shall be in form and substance satisfactory to the Indenture Trustee and the Insurer.

      Optional Purchase Price: As defined in Section 9.01 of the Pooling and Servicing Agreement.

      Outstanding: With respect to the Notes, as of the date of determination, all Notes theretofore authenticated and delivered under the Indenture except:

            (i) Notes theretofore canceled by the Indenture Trustee or delivered to the Indenture Trustee for cancellation;

            (ii) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee in trust for the Holders of such Notes; provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to the Indenture or provision therefor, satisfactory to the Indenture Trustee, has been made; and

            (iii) Notes in exchange for or in lieu of other Notes which have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser;

provided, however, that in determining whether the Holders of the requisite Outstanding Amount of the Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any Basic Document, Notes owned by the Issuer, any other obligor upon the Notes, the Seller or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that the Indenture Trustee knows to be so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgor's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Seller or any Affiliate of any of the foregoing Persons.

      Outstanding Amount: As of any date, the aggregate principal amount of all Notes, or a class of Notes, as applicable, Outstanding at such date.

      Outstanding Monthly Advances: As of an Accounting Date with respect to a Loan, all Monthly Advances made as of or prior to such Accounting Date with respect to such Loan minus the portion of Monthly Advance Reimbursement Amounts received with respect to such amounts on any date prior to such Accounting Date pursuant to Section 8.2 of the Indenture.

      Owner: For purposes of the Purchase Agreement, the Custodial Agreement and the Pooling and Servicing Agreement, the "Owner" of a Loan means (i) ALER until the execution and delivery of the Transfer and Servicing Agreements and (ii) thereafter, the Issuer; provided that ALS or ALER, as applicable, shall be the "Owner" of any Loan from and after the time that such Person shall acquire such Loan, pursuant to Section 5.04 of the Purchase Agreement, Section 2.06 and 3.08, as applicable, of the Pooling and Servicing Agreement, any other provision of the Transfer and Servicing Agreements.

      Owner Trust Estate: All right, title and interest of the Trust in and to the property and rights assigned to the Trust pursuant to Article II of the Pooling and Servicing Agreement, all funds on deposit from time to time in the Lockbox Account, Reserve Account, Collection Account and the Certificate Distribution Account and all other property of the Trust from time to time, including any rights of the Owner Trustee and the Trust pursuant to the Pooling and Servicing Agreement and the Administration Agreement.

      Owner Trustee: Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as trustee under the Trust Agreement, or any successor trustee under the Trust Agreement.

      PA Assignment: As defined in Section 2.01(b) of the Purchase Agreement.

      Partial Prepayment: With respect to a Distribution Date and to any Loan, a Prepayment other than a Full Prepayment.

      Party: A Party as defined in Section 6.01 of the Pooling and Servicing Agreement.

      Paying Agent: With respect to the Indenture, the Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in Section 6.11 of the Indenture and is authorized by the Issuer to make the payments to and distributions from the Collection Account and the Note Distribution Account, including payment of principal of or interest on the Notes on behalf of the Issuer. With respect to the Trust Agreement, any paying agent or co-paying agent appointed pursuant to Section 3.9 of the Trust Agreement that meets the eligibility standards for the Owner Trustee specified in Section 6.13 of the Trust Agreement, and initially the Owner Trustee.

      Permanent Regulation S Global Notes: As defined in Section 2.1 of the Indenture.

      Person: Any legal person, including any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

      Physical Property: (i) Bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-105(1)(i) of the UCC and are susceptible of physical delivery and (ii) certificated securities.

      Pool: Pool 1 or Pool 2.

      Pool 1: A segregated pool of fixed-rate Equipment Notes originated by ALS and listed on the Schedule of Loans.

      Pool 2: A segregated pool of floating-rate Equipment Notes originated by ALS and listed on the Schedule of Loans.

      Pool Criteria: With respect to any addition of Substitute Loans or Replacement Loans to a Pool, as of the applicable Cutoff Date for such addition, or, if applicable, the amendment, modification, extension or assumption of any Loan as required under the Pooling and Servicing Agreement, the following criteria must be met:

            (i) if the Loans are being added to Pool 1, the Weighted Average Annual Percentage Rate of the Combined Loans in Pool 1 as of the last day of the prior Monthly Period must not be less than the Weighted Average Annual Percentage Rate of the Loans in such Pool (prior to giving effect to such additions) as of the last day of the prior Monthly Period minus 0.10%;

            (ii) if the Loans are being added to Pool 2, the Weighted Average Margin over the prime rate of the Combined Loans in Pool 2 as of the last day of the prior Monthly Period must not be less than the Weighted Average Margin over the prime rate of the Loans in such Pool (prior to giving effect to such additions) as of the last day of the prior Monthly Period minus 0.10%;

            (iii) the Weighted Average Remaining Term of the Combined Loans in the Trust as of the last day of the prior Monthly Period must not be greater than the Weighted Average Remaining Term of the Loans in the Trust (prior to giving effect to such additions) as of the last day of the prior Monthly Period plus 2.0 months;

            (iv) if Interest Only Period Loans are being added, the Interest Only Period Loan Ratio of the Combined Loans in the Trust as of the last day of the prior Monthly Period must not be greater than 25.0%;

            (v) if Balloon Loans are being added, the Balloon Loan Ratio of the Combined Loans in the Trust as of the last day of the prior Monthly Period must not be greater than 5.0%;

            (vi) if any Loan being added is denominated in Canadian dollars or whose Obligor has its principal place of business in Canada, the aggregate Loan Balance for the Combined Loans in the Trust which (A) are denominated in Canadian dollars or (B) are obligations of Obligors whose principal place of business is located in Canada must not in total exceed 1% of the Aggregate Loan Balance as of the last day of the prior Monthly Period for the Trust;

            (vii) if a Loan is being added whose Obligor is the Obligor with the largest aggregate Loan Balance outstanding as of the applicable Accounting Date, the aggregate Loan Balance for the Combined Loans in the Trust as of the last day of the prior Monthly Period of the Loans of such Obligor must not exceed 6.5% of the Aggregate Loan Balance as of the last day of the prior Monthly Period for the Trust.

            (viii) if a Loan whose Obligor is one of the Top Four Obligors is being added, the aggregate Loan Balance for the Combined Loans in the Trust as of the last day of the prior Monthly Period of the Loans of the Top Four Obligors must not exceed the greater of 14.11% of the Aggregate Loan Balance as of the last day of the prior Monthly Period for such Pool or the percentage of the Aggregate Loan Balance of the Loans of the Top Four Obligors as of the last day of the prior Monthly Period; and

            (ix) the aggregate Loan Balance for the Combined Loans in the Trust as of the last day of the prior Monthly Period on the Loans of any Obligor other than the Top Four Obligors must not exceed 1.5% of the Aggregate Loan Balance of the Trust as of the last day of the prior Monthly Period for such Pool if Loans of such Obligor are added to the Trust.

      Pooling and Servicing Agreement: The Pooling and Servicing Agreement, dated as of November 28, 2000, among ALS, the Seller and the Issuer, as amended, supplemented or modified from time to time.

      Portfolio Trigger: The average of the Delinquency Ratio for the prior three consecutive Monthly Periods shall exceed 2.0% or the average of the Default Ratio for the prior three consecutive Monthly Periods shall exceed 1.0%.

      Predecessor Note: With respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.5 of the Indenture in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

      Preference Amount: As defined in the Ambac Policy.

      Prepayment: Collections on a Loan held by the Trust made during a Monthly Period (including Warranty Payments and Administrative Purchase Payments) which are not late fees, prepayment charges or certain other similar fees or charges and which would be allocated to principal prepayments pursuant to Section 3.11 of the Pooling and Servicing Agreement.

      Principal Distributable Amount: With respect to each Pool and for any Distribution Date, an amount equal to (a) the Aggregate Loan Balance of the related Pool as of the close of business on the Accounting Date second preceding such Distribution Date or, in the case of the first Distribution Date, the Initial Cutoff Date minus (b) the Aggregate Loan Balance of the related Pool as of the close of business on the Accounting Date immediately preceding such Distribution Date, in each case including the Loan Balance as of the applicable Accounting Date of any Replacement Loan or Substitute Loan added or to be added during the Monthly Period following such Accounting Date but excluding any Warranty Loan for which a Substitute Loan was or is to be added during the Monthly Period following such Accounting Date.

      Private Holder: As defined in Section 2.15 of the Indenture.

      Proceeding: Any suit in equity, action at law or other judicial or administrative proceeding.

      Program: As defined in subsection 4.02(a) of the Pooling and Servicing Agreement.

      Purchase Agreement: The Purchase Agreement, dated as of November 28, 2000, between ALS and the Seller, as amended, supplemented or modified from time to time.

      Purchase Date: As defined in Section 2.01 of the Purchase Agreement.

      Purchase Price: As defined in subsection 2.02 of the Purchase Agreement.

      Purchased Property: As of any date, means all of the Designated Loans and the Related Security transferred by ALS to ALER pursuant to Section 2.01 of the Purchase Agreement as of or prior to such date.

      QIB: Qualified Institutional Buyers as defined in the Rule 144A of the Securities Act.

      Rating Agencies: As of any date, the nationally recognized statistical rating organizations requested by the Seller to provide ratings on the Notes which are rating the Notes on such date.

      Rating Agency Condition: With respect to any action, the condition that each Rating Agency shall have been given at least 10 days (or such shorter period as is acceptable to each Rating Agency), prior notice thereof and that each of the Rating Agencies shall have notified the Seller, the Servicer the Issuer and the Insurer in writing that such action shall not result in a downgrade or withdrawal of the then current rating of the Notes.

      Record Date: (i) with respect to the Notes and with respect to any Distribution Date, the close of business on the day immediately preceding such Distribution Date, or if Definitive Notes are issued, the last day of the preceding Monthly Period; and (ii) with respect to the Certificates and with respect to any Distribution Date, the last day of the preceding Monthly Period.

      Redemption Date: The Distribution Date specified by the Servicer or the Issuer pursuant to Section 10.1(a) of the Indenture.

      Redemption Price: An amount equal to the aggregate of the Outstanding Amount of such Notes, together with all accrued and unpaid interest thereon as of the Redemption Date and Carryover Amounts.

      Reference Bank Rate: With respect to any Distribution Date, the per annum rate determined on the basis of the rates at which deposits in U.S. Dollars are offered by the reference banks (which will be four major banks that are engaged in transactions in the London interbank market, selected by the Indenture Trustee after consultation with the Seller) as of 11:00 a.m., London time, on the day that is two LIBOR Business Days prior to the immediately preceding Distribution Date to prime banks in the London interbank market for a period of one month, in amounts approximately equal to the principal amount of the then outstanding Series 2 Notes. The Indenture Trustee will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two quotations are provided, the rate will be the arithmetic mean of the quotations, rounded upwards to the nearest one-sixteenth of one percent. If on that date fewer than two quotations are provided as requested, the rate will be the arithmetic mean, rounded upwards to the nearest one-sixteenth of one percent, of the rates quoted by one or more major banks in New York City, selected by the Indenture Trustee after consultation with the Seller, as of 11:00 a.m., New York City time, on that date to leading European banks for United States dollar deposits for a period of one month in amounts approximately equal to the principal amount of either class of Series 2 Notes then outstanding. If no quotation can be obtained, then the Reference Bank Rate will be the rate for the prior Distribution Date.

      Registered Holder: The Person in whose name a Note is registered on the Note Register on the applicable Record Date.

      Reimbursement Amount: As defined in the Ambac Policy.

      Related Security: As defined in Section 2.01 of the Purchase Agreement.

      Replacement Assignment: As defined in Section 2.02 of the Pooling and Servicing Agreement.

      Replacement Cutoff Date: The close of business on the last day of the month preceding the Replacement Date.

      Replacement Date: As defined in Section 2.02 of the Pooling and Servicing Agreement.

      Replacement Loan: As defined in Section 2.02 of the Pooling and Servicing Agreement.

      Repurchase Event: As defined in Section 5.04 of the Purchase Agreement.

      Required Deposit Rating: A rating on short-term unsecured debt obligations of P-1 by Moody's Investors Service and A-1+ by Standard & Poor's Ratings Services. Any requirement that short-term unsecured debt obligations have the "Required Deposit Rating" means that such short-term unsecured debt obligations have the foregoing required ratings from each of such rating agencies.

      Reserve Account: The account designated as such, established and maintained pursuant to Section 4.07(a) of the Pooling and Servicing Agreement.

      Reserve Account Property: As defined in the Granting Clause of the Indenture.

      Responsible Officer: With respect to the Indenture Trustee or the Owner Trustee, any officer within the Corporate Trust Office of such trustee, and, with respect to the Servicer, the President, any Vice President, Assistant Vice President, Secretary, Assistant Secretary or any other officer or assistant officer of such Person customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

      Revised Article 8: Revised Article 8 (1994 Version) (and corresponding amendments to Article 9) as promulgated in 1994 by the National Conference of Commissioners on Uniform State Laws, in the form in which it has been adopted in the State of New York.

      Rule 144A: Rule 144A under the Securities Act.

      Rule 144A Global Note: As defined in Section 2.1 of the Indenture.

      Schedule of Designated Loans: With respect to any PA Assignment, the Schedule of Loans attached thereto as Schedule I.

      Schedule of Loans: The schedule of Loans, annexed to the Pooling and Servicing Agreement and on file at the locations listed on Exhibit C to the Pooling and Servicing Agreement, as it may be amended from time to time in accordance with the Pooling and Servicing Agreement.

      Scheduled Payment: A payment which (i) is in the amount required under the terms of a Loan then in effect, except, in the case of any Loan secured by more than one items of Equipment, including any changes in the terms of such Loan resulting from a Full Prepayment with respect to any item of Equipment related thereto, (ii) is payable by the Obligor and (iii) includes finance charges equivalent to the then applicable Annual Percentage Rate. When Scheduled Payment is used with reference to a Distribution Date, it means the payment which is due in the related Monthly Period; provided, however, that in the case of the first Distribution Date, the Scheduled Payment shall include all such payments due from the Obligor on or after the Initial Cutoff Date.

      Securities: The Notes and the Certificates.

      Securities Act: The Securities Act of 1933, as amended.

      Securities Intermediary: As defined in Section 5.01(b)(i) of the Pooling and Servicing Agreement.

      Security Entitlement: Has the meaning given such term in Section 8-102(a)(17) of the New York UCC.

      Securityholder: Any of the Noteholders or Certificateholders.

      Seller: The Person executing the Pooling and Servicing Agreement as the Seller, or its successor in interest pursuant to Section 6.03 of the Pooling and Servicing Agreement.

      Series: Either or both of the Series 1 Notes or the Series 2 Notes.

      Series 1 Notes: The Class A-1 Notes and the Class B-1 Notes.

      Series 2 Notes: The Class A-2 Notes and the Class B-2 Notes.

      Servicer: The Person executing the Pooling and Servicing Agreement as the Servicer, or its successor in interest pursuant to Section 7.02 of the Pooling and Servicing Agreement.

      Servicer Default: As defined in Section 8.01 of the Pooling and Servicing Agreement.

      Servicer Default Trigger: The average of the Delinquency Ratio for the prior three consecutive Monthly Periods shall exceed 3.0% or the average of the Default Ratio for the prior three consecutive Monthly Periods shall exceed 1.5%.

      Servicer's Certificate: A certificate, completed by and executed on behalf of the Servicer, in accordance with Section 3.10 of the Pooling and Servicing Agreement.

      Servicing Standards: As defined in Section 3.01 of the Pooling and Servicing Agreement.

      Specified Reserve Account Balance: With respect to any Distribution Date means the lesser of (a) 1.75% of the Aggregate Initial Loan Balance and (b) the outstanding principal balance of the Notes.

      Subsequent Assignment: Any Subsequent PA Assignment, Substitution Assignment or Replacement Assignment.

      Subsequent Conveyed Assets: As defined in Section 2.01 of the Purchase Agreement.

      Subsequent Cutoff Date: The Accounting Date for the Monthly Period ending prior to the transfer of a Designated Loan by means of the applicable Subsequent Assignment.

      Subsequent PA Assignment: As defined in Section 2.01(b) of the Purchase Agreement.

      Subsequent Purchase Date: As defined in Section 2.01 of the Purchase Agreement.

      Substitute Loans: As defined in Section 2.07 of the Pooling and Servicing Agreement.

      Substitution Assignment: As defined in Section 2.07 of the Pooling and Servicing Agreement.

      Substitution Cutoff Date: The close of business on the last day of the month preceding the Substitution Date.

      Substitution Date: As defined in Section 2.07(a) of the Pooling and Servicing Agreement.

      Supplemental Servicing Fee: All late fees, prepayment charges and other administrative fees and expenses or similar charges allowed by applicable law with respect to Loans, collected (from whatever source) on the Loans held by the Trust during the applicable Monthly Period less, if paid by the Issuer and not already offset against the Total Servicing Fee or the Supplemental Servicing Fee, any conversion fee payable in connection with the appointment of the Back-up Servicer as successor Servicer that was payable by the Servicer to whom such Supplemental Servicing Fee is payable or any payment to the Lockbox Bank (other than reimbursement of the Lockbox Bank for amounts transferred to the Issuer in error).

      Temporary Notes: The Notes specified as such in Section 2.3 of the Indenture.

      Temporary Regulation S Global Notes: As defined in Section 2.1 of the Indenture.

      Top Four Obligors: With respect to all Loans in the Trust, the Obligors with the four largest respective aggregate Loan Balance amounts outstanding as of the applicable Accounting Date.

      Total Servicing Fee: The sum of the Basic Servicing Fee and any unpaid Basic Servicing Fees from all prior Distribution Dates less, if paid by the Issuer and not already off set against the Total Servicing Fee or the Supplemental Servicing Fee, any conversion fee payable in connection with the appointment of the Back-up Servicer as successor Servicer that was payable by the Servicer to whom such Total Servicing Fee is payable or any payment to the Lockbox Bank other than reimbursement of the Lockbox Bank for amounts transferred to the Issuer in error.

      Transfer and Servicing Agreements: The Purchase Agreement, the assignments pursuant to Section 2.01 of the Purchase Agreement, the Pooling and Servicing Agreement, the Trust Agreement, the Indenture, the Administration Agreement and the Custodial Agreement.

      Treasury Regulations: The regulations, including proposed or temporary regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

      Trust: Alliance Laundry Equipment Receivables Trust 2000-A, a Delaware business trust created by the Trust Agreement.

      Trust Agreement: The Trust Agreement dated as of November 28, 2000 between the Seller and the Owner Trustee as amended, modified or supplemented from time to time.

      Trust Estate: As defined in the Granting Clause of the Indenture.

      Trust Indenture Act or TIA: The Trust Indenture Act of 1939 as in force on the date hereof, unless otherwise specifically provided.

      Trustees: The Owner Trustee and the Indenture Trustee.

      UCC: The Uniform Commercial Code as in effect from time to time in the relevant jurisdiction.

      Uncertificated Security: As of any date, has the meaning given to such term under the applicable UCC as in effect on such date.

      U.S. Person: The meaning specified under Regulation S of the Securities
Act.

      Warranty Event: With respect to a Loan, the receipt by the Seller of notice of an event or condition that with the passage of time would result in such Loan becoming a Warranty Loan.

      Warranty Loan: A Loan which the Warranty Purchaser has become obligated to repurchase pursuant to Section 2.03 or 2.06 of the Pooling and Servicing Agreement or Section 5.04 of the Purchase Agreement.

      Warranty Payment: With respect to a Distribution Date and to a Warranty Loan repurchased as of the related Accounting Date, the sum of (i) the Loan Balance of such Loan, (ii) the interest portion of all due and past due and unpaid Scheduled Payments and
(iii) any other amounts due and owing on such Loan.

      Warranty Purchaser: Either (i) the Seller pursuant to Section 2.06 of the Pooling and Servicing Agreement or (ii) ALS pursuant to Section 5.04 of the Purchase Agreement.

      Weighted Average Annual Percentage Rate: For any Accounting Date, a percentage equal to the sum for all Loans in Pool 1 of the product of each Loan's (a) Loan Balance and (b) Annual Percentage Rate, divided by the Aggregate Loan Balance of Pool 1.

      Weighted Average Margin: For any Accounting Date, a percentage equal to the sum for all Loans in Pool 2 of the product of each Loan's (a) Loan Balance and (b) margin over the prime rate used to calculate the interest rate for such Loan, divided by the Aggregate Loan Balance of Pool 2.

      Weighted Average Remaining Term: For any Accounting Date, the sum for all Loans in a Pool of the product of each Loan's (i) Loan Balance and (ii) remaining number of Scheduled Payments, divided by the Aggregate Loan Balance of that Pool.

                         PART II - RULES OF CONSTRUCTION

      (a) Accounting Terms. As used in this Appendix or the Basic Documents, accounting terms which are not defined, and accounting terms partly defined, herein or therein shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Appendix or the Basic Documents are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Appendix or the Basic Documents will control.

      (b) "Hereof," etc. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Appendix or any Basic Document will refer to this Appendix or such Basic Document as a whole and not to any particular provision of this Appendix or such Basic Document; and Section, Schedule and Exhibit references contained in this Appendix or any Basic Document are references to Sections, Schedules and Exhibits in or to this Appendix or such Basic Document unless otherwise specified. The word "or" is not exclusive.

      (c) Reference to Distribution Dates. With respect to any Distribution Date, the "related Monthly Period," and the "related Record Date," will mean the Monthly Period and Record Date, respectively, immediately preceding such Distribution Date, and the relationships among Monthly Periods and Record Dates will be correlative to the foregoing relationships.

      (d) Number and Gender. Each defined term used in this Appendix or the Basic Documents has a comparable meaning when used in its plural or singular form. Each gender-specific term used in this Appendix or the Basic Documents has a comparable meaning whether used in a masculine, feminine or gender-neutral form.

      (e) Including. Whenever the term "including" (whether or not that term is followed by the phrase "but not limited to" or "without limitation" or words of similar effect) is used in this Appendix or the Basic Documents in connection with a listing of items within a particular classification, that listing will be interpreted to be illustrative only and will not be interpreted as a limitation on, or exclusive listing of, the items within that classification.